MERRILL LYNCH
ASSET BUILDER
PROGRAM, INC.




FUND LOGO





Annual Report

January 31, 1997






Officers and Directors
Arthur Zeikel, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Donald C. Burke, Vice President
Jay C. Harbeck, Vice President
Lawrence R. Fuller, Vice President
Gregory Mark Maunz, Vice President
Kevin M. Rendino, Vice President
Thomas R. Robinson, Vice President
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863













This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Program unless accompanied or preceded by the Program's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch
Asset Builder Program, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




MERRILL LYNCH ASSET BUILDER PROGRAM, INC.



Important
Tax Information
(unaudited)

Fundamental Value Portfolio
Of the ordinary income distribution paid by Fundamental Value
Portfolio to shareholders of record on December 12, 1996, 16.93% qualifies for the dividends received deduction for corporations and 0.94% is attributable to income from Federal obligations. Additionally, the Portfolio paid a long-term capital gain distribution of $.248102 per share to shareholders of record on December 12, 1996.

Global Opportunity Portfolio
Of the ordinary income distribution paid by Global Opportunity
Portfolio to shareholders of record on December 12, 1996, 17.26% qualifies for the dividends received deduction for corporations and 5.80% is attributable to income from Federal obligations. Additionally, the Portfolio paid a long-term capital gain distribution of $.122433 per share to shareholders of record on December 12, 1996.

Growth Opportunity Portfolio
There were no distributions paid by Growth Opportunity Portfolio during the year.

Quality Bond Portfolio
Of the ordinary income distributions paid monthly by Quality Bond Portfolio during the fiscal year ended January 31, 1997, 11.46% is attributable to income from Federal obligations. None of the monthly distributions qualify for the dividends received deduction for corporations. Additionally, the Portfolio paid a short-term capital gain distribution of $.037239 per share to shareholders of record on December 18, 1996. There were no long-term capital gain distributions paid by the Portfolio during the year.

US Government Securities Portfolio
Of the ordinary income distributions paid monthly by US Government Securities Portfolio during the fiscal year ended January 31, 1997, 3.66% is attributable to income from Federal obligations. None of the monthly distributions qualify for the dividends received deduction for corporations. Additionally, the Portfolio paid a short-term capital gain distribution of $.067715 and a long-term capital gain distribution of $.004910 per share to shareholders of record on December 18, 1996.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Please retain this information for your records.

DEAR SHAREHOLDER


We are pleased to provide you with this annual report for Merrill
Lynch Asset Builder Program, Inc. The Program consists of five separate diversified portfolios, each with its own investment objectives.

Complete performance information, including aggregate and average annual total returns, for all five portfolios can be found on pages 6--13 of this report to shareholders.


Fundamental Value Portfolio
Fiscal Year in Review
1996 turned out to be much the same as 1995. For the second straight year, low interest rates, modest inflation and modest economic growth fueled the US stock market to record highs. The "Goldilocks" (not too hot, not too cold) economy of slow growth and low interest rates created an environment more favorable to stable growth stocks than to economically sensitive companies. Stocks of cyclical companies did not fare well, as earnings are tied to the economic cycle and were thought to be at risk.

Against this backdrop, the Portfolio underperformed the Standard & Poor 500 Index (S&P 500) for the fiscal year ended January 31, 1997, as a result of the Portfolio's value emphasis which resulted in a large commitment to economically sensitive equities. However, our returns for the year were quite good compared to other broad market indexes. For the year ended January 31, 1997, the Portfolio's Class A, Class B, Class C and Class D Shares had total returns of +23.20%, +21.79%, +21.82% and +22.82%, respectively.

Recent activity in the stock market led to an even wider disparity between valuation levels of cyclical and non-cyclical securities. We believe much of the underperformance in groups such as auto, copper, paper and steel stocks was overdone, and many of these stocks are discounting dire economic circumstances which we believe are unlikely to occur. In this environment, valuations of economically sensitive equities declined to levels not seen in years, while defensive and stable growth stock valuations were bid up to premium price/earnings ratios.

We remain committed to out-of-favor securities such as Ford Motor Co. (selling at 6.3 times 1997 estimated per share earnings), General Motors Corp. (7.3 times), USX-U.S. Steel Group, Inc. (12.5 times), and Phelps Dodge Corp. (10.5 times). We believe these stocks will do better once investors become convinced that a slower-growth environment does not portend a recession. In fact, fourth-quarter gross domestic product (GDP) growth came in at a robust 3.9%, hardly a signal that we are on the cusp of a recession. Conventional wisdom seems to suggest that the Goldilocks economy is going to last indefinitely. However, conventional wisdom often has proven to be wrong in the past. Current stock market valuations are at historically high levels. The S&P 500 dividend yield of 2.0% is the lowest in this century; the S&P 500 price/book value per share ratio of over 4.0 is the highest ever; and the US stock market has a greater value than US GDP for the first time ever.

It is possible to argue that current valuations in the US stock market already discount favorable US economic conditions. We have little conviction that the present bull market will continue at its current pace. We expect increased volatility in 1997 as the economy and interest rates sort themselves out. We will continue to seek out-of-favor companies whose stock valuations fit our strict parameters of low price/book and price/earnings ratios. At January 31, 1997, the Portfolio was valued at half the market on a price/book valuation and two-thirds the market on a price/earnings valuation.

Investment Activities
During the January quarter, we added nine new companies to the
Portfolio: Black & Decker Corp., Dow Jones & Company, Inc., Great Lakes Chemical Corporation, GTE Corp., Harrah's Entertainment, Inc., Integrated Device Technology, Inc., ITT Corp., Mentor Graphics Corporation, and Transitional Hospitals Corp. We added Black & Decker Corp. following a disappointing earnings forecast for the fourth quarter. A delayed plant start-up in Brazil, slower sales in Europe and Australia and a 10%--15% price decline for Black & Decker's corded power tools all contributed to the disappointment. The recent quarterly report was the first time Black & Decker's earnings fell below expectations in three years, and we believe investors over-reacted. Although the stock fell out of favor, we believe the company's prospects suggest the potential for a higher stock price in the upcoming quarters as it ex-pands its strong brand franchise throughout the Far East and Latin America. At the current price, Black & Decker trades at one-half the S&P 500 on a price/book ratio and two-thirds the market multiple on a price/earnings ratio basis.

We completed eight sales during quarter ended January 31, 1997, including ADT Ltd., Camden Property Trust, Community Psychiatric Centers, Downey Financial Corporation, Fingerhut Companies, Inc., Micron Technology, Inc., Storage Technology Corp., and TETRA Technologies, Inc. In the case of ADT Ltd., the stock was sold with a substantial gain following the proposed take-over of the company by Western Resources, Inc.

Global Opportunity Portfolio
Fiscal Year in Review
During the 12 months ended January 31, 1997, US equities were a positive net contributor to overall Portfolio returns, as was the case during the previous year. Particularly strong returns were exhibited by the technology, financial services and consumer staple commitments, which were well represented in the portfolio. While the overall return on foreign equities lagged the United States by a significant margin, the decision to underweight Japan and overweight a number of markets in the Americas and Europe reduced the negative impact of the foreign equity representation during the year. Similarly, while bond returns were also well below those of US equities, a number of markets represented in the portfolio during most of the year, including Canada, the United Kingdom and Sweden, made positive contributions to performance. The Portfolio's cash position, which was relatively small during much of 1996, held down returns to a much lesser extent than was the case during the 12 months ended January 31, 1996. For the year ended January 31, 1997, the Portfolio's Class A, Class B, Class C and Class D Shares had total returns of +12.68%, +11.67%, +11.61% and +12.56%, respectively.


Investment Activities
During the three months ended January 31, 1997, we reduced the commitment to North American bonds through the sale of the Canadian bond position and a portion of the holdings in US Treasury obligations. We increased the allocation to European bonds which we regarded as having superior total return potential to that of North American fixed-income obligations. In addition to enlarging the position in German bonds, we initiated positions of Finnish and French obligations and reestablished holdings in Italy and Spain. We also expected the strength in the US dollar to continue against European currencies as well as the Japanese yen. In view of this outlook, we enlarged positions hedged back to US dollars to include all the European bond and Japanese equity holdings and the majority of the European stock commitments.

In the foreign equity sector, our country allocations did not materially change during the three months ended January 31, 1997. While Japan continued to represent the largest single country position, the size of the commitment remained well below the benchmark. Europe remained well-represented, given the relatively large number of attractively valued companies in the European markets. Similarly, significant positions were maintained in Latin America and Canada, given the comparatively favorable outlooks for the Canadian and Latin American economies and markets. Repre-sentation in Latin America remained concentrated in Argentina, Brazil and Mexico, which we believe continue to offer the best potentials in the region. We continue to maintain a limited commitment to the emerging markets of Asia.

In the US equity market, we accepted profits in a number of positions which had performed exceptionally well and no longer seemed to offer above-average appreciation potential. Equities which were liquidated on this basis included Microsoft Corp., The Coca-Cola Co. and Procter & Gamble Company. However, the allocation of assets to US stocks has not changed significantly in recent months. The largest concentration of funds remains allocated to the technology, financial services, energy, and health care sectors. These areas are expected to continue to provide above-average relative performance, given the potential for well-positioned companies to exhibit favorable earnings patterns in upcoming quarters.

As of January 31, 1997, the asset allocation for Global Opportunity Portfolio was: foreign equities, 47% of net assets; US stock, 30%; foreign bonds, 15%; US bonds, 2%; and cash reserves of 6%.


Growth Opportunity Portfolio
Fiscal Year in Review
Total returns of Growth Opportunity Portfolio's Class A, Class B, Class C and Class D Shares were +17.90%, +16.80%, +16.70%, and +17.80%, respectively, since inception (February 2, 1996) to January 31, 1997. Investment returns during the fiscal year were less than the returns for the unmanaged S&P 500 Index and the Lipper Growth Funds Average. The principal reason for the underperformance was our cautious portfolio strategy. We had only modest investment weightings in several strong sectors such as computer equipment, semiconductor and oil service because we anticipated a slowdown in the growth of consumer spending on consumer durable goods, and in particular for desktop computers. While growth did slow in the United States, accelerated growth in Asia and globally among corporate customers more than offset the slower growth from US consumers. Recent industry surveys support an outlook for an accel-erated upgrade and expansion of desktop computer networks in 1997. Consequently, we increased the Portfolio's weighting in technology companies in January 1997.

The principal positive contributor to investment performance in the fiscal year was a consistent overweighting of the pharmaceutical industry. Another significant positive contributor was the heavy portfolio weighting in the financial services, insurance and banking sectors. In addition, investment holdings in The Gillette Company, The Coca-Cola Company, and Procter & Gamble Company were important contributors to the fiscal year investment returns.

Investment Activities
For the quarter ended January 31, 1997, total returns for Merrill Lynch Growth Opportunity Portfolio's Class A, Class B, Class C and Class D Shares were +7.38%, +7.06%, +7.06% and +7.29%, respectively. The Portfolio's weightings during January were increased in the computer equipment, telecommunications equipment and oil service and exploration equipment industries. Recent surveys of capital investment intentions reflect the likelihood of an increase in spending during 1997 on networked computer systems, advanced digital wireless communication infrastructure and energy exploration activities. The Portfolio's modest investment exposure to companies in these sectors was a significant factor in the Portfolio experiencing a total return less than the unmanaged S&P's 500 Index during the January quarter. We continue to have a positive outlook for the US equity market in early 1997. Real wages appear to be growing at a reasonable rate, while productivity improvements contain the overall rate of consumer price inflation at a fairly constant modest rate. Real consumer spending rebounded in the fourth quarter of 1996 and may continue in the +2% to +3% range, if targeted middle-income tax cuts are enacted at the federal level during the first half of 1997.

The ten largest industry sectors in the Portfolio at the end of the January quarter were: pharmaceuticals, banking and financial services, insurance, communication equipment, software--computer, oil & services, energy, computers, financial services and cosmetics. These industries represented 58.5% of the quarter-end net assets. The top ten stock holdings were 32.4% of net assets.

We added eight companies to the Portfolio during the quarter. We purchased shares of cisco Systems, Inc., the global leader in network equipment and software for the Internet market and private intranets of computer systems, because of the likelihood of a continuation of a relatively high growth rate in earnings as corporations increase the pace of spending on networked computer systems. Hewlett-Packard Co. was added because recent surveys reflect that the company should be a major beneficiary of corporate spending on network computers along with Compaq Computer Corp. In the communications equipment sector, we bought shares of Lucent Technologies, Inc., Telefonaktiebolage LM Ericsson and FORE Systems, Inc. In recent months, capital spending contracts were announced for the installation of major new digital wireless communication systems in the domestic market. In addition, both the long distance and local exchange telephone companies are in the process of increasing capital investment outlays for the latest communication switches and related software which can efficiently carry not only voice and data, but also video communications. These investments are needed to compete cost effectively for the telecommunications business of corporations with expanding networks of desktop computers. Honeywell, Inc. was added to the portfolio because of the attractive valuation relative to an anticipated rise in the growth rate of earnings from a multi-year upturn in capital investment in new commercial aircraft and the upgrading of the avionics in older aircrafts. We invested in Diamond Offshore Drilling, Inc. because of the attractive valuation relative to an anticipated multi-year rise in earnings, cash flow and rate of return as anticipated spending on exploration for energy resources rises sharply. Shares of US Bancorp, a leading regional bank holding company in the Northwest, were purchased because of its attractive valuation relative to an expected double-digit rate of growth in earnings and a rising rate of return on equity.

Several companies were eliminated from the Portfolio during the January quarter. We sold MCI Communications Corp. at a significant capital gain as the stock's valuation became excessive following an acquisition agreement with British Telecommunications PLC. Pharmacia & Upjohn, Inc. was sold at a capital gain because of the high valuation relative to our appraisal of the fundamental outlook, as was SmithKline Beecham Corp. PLC.


Quality Bond Portfolio
Fiscal Year in Review
The acceleration of job creation, which became evident in February 1996, adversely impacted interest rates throughout the first half of the year. By June, job growth averaged 233,000 jobs per month for the first six months of 1996 compared with an average monthly gain of only 144,000 during the same period in 1995. Combined with surprising strength in the wage and salary index, this caused concern that the favorable inflation climate may be drawing to a close. The rise in bond prices, which occurred in 1995, began to reverse in the first quarter of 1996. Bond prices fluctuated during the spring and summer months in a swirl of speculation about the course of inflation. This volatility was caused by the release of economic data which seemed inconclusive with regard to future economic growth prospects. Bond prices remained volatile until the Federal Reserve Board's decision in late September not to raise short-term interest rates. This was interpreted by investors as a sign that the economy was slowing enough in the third quarter so that inflation would not be a problem. Bond prices began to rise as third-quarter data were released. However, Federal Reserve Board Chairman Alan Greenspan's comment that there was an "irrational exuberance" in US financial markets sent a shudder through the investment system because it implied that the levels of both stock and bond prices were not consistent with the economic data. Within two weeks after his remarks, the stock market dropped over 200 points and there was a corresponding increase of 20 basis points in the bellwether long-term Treasury bond.

Release of fourth quarter GDP statistics showed a stronger than expected increase of 4.7%. However, the same report showed how well-behaved inflation was. The GDP price deflator rose only 1.4% for the fourth quarter and helped spark a minor bond rally near the end of January.

We began the fiscal year ended January 31, 1997 with an average duration of 5.1 years, which was modestly shorter than the general market index. We held 18.5% of the Portfolio's net assets in cash because the Portfolio was in its inception stage and its small asset base precluded large positions in any one security. By April, when the yield on the bellwether long-term Treasury bond rose over 7%, we shortened the duration to 4.3 years and raised the cash reserves level to 23.8%. As the market improved in the late summer, cash was reduced to 7.1% and the duration extended to 4.8 years. We held the duration within a narrow range for the past three months and reduced the cash position back to 5.9%. This conservative strategy resulted in positive total returns for the Portfolio during the fiscal year.


US Government Securities Portfolio
Fiscal Year in Review
Although short-term interest rates remained relatively unchanged during the Portfolio's fiscal year, longer-term interest rates rose significantly. The last time the Federal Reserve Board changed monetary policy was in January 1996 when the overnight bank lending rate, better known as the Federal Funds rate, was cut to 5.25%. The sentiment changed from an easing of interest rates to a tightening of them. GDP, the total output of goods and services, showed on an ongoing basis that the economy was not slowing but in fact growing, and at a stronger-than-expected pace. The fear of monetary tightening throughout the year caused intermediate-term and long-term interest rates to rise significantly. Since a year ago, the two-year, three-year and five-year Treasury note yields all rose 100 basis points (1.00%) or more. The rise in the two-year yield coupled with no change in the Federal Funds rate level led to a dramatic steepening from a once inverted part of the yield curve. The ten-year note and thirty-year bond rose 93 basis points and 77 basis points, respectively, for the year ended January 31, 1997.

The increase in the 10-year and 30-year benchmark yields greatly dampened prepayment fears. Mortgage prepayments largely arise from the exercising of the embedded option each homeowner has to refinance an existing loan and replace it with a lower interest rate one. Faster prepayments occur with decreasing interest rates and shorten the lives of mortgage-backed securities (MBS), leaving the investor with the prospect of buying new securities in a lower interest rate environment. Because prepayments were not a problem for MBS, the high yield was not offset by the effects of prepayments. Additionally, without prepayment concerns, MBS price performance was better than similar average life Treasury securities, causing yield spreads to tighten during the January quarter to 20-month lows.

MBS performed impressively and reduced prepayment fears were not the only variable assisting MBS. A significant pickup in Collaterized Mortgage Obligations issuance, light selling by mortgage bankers and increased demand for yield spread product all contributed to the performance of MBS. For example, the total rates of return for 30-year Government National Mortgage Association 7.50% and 6% were +5.10% and +2.85%, respectively, for the year ended January 31, 1997. By comparison, five-year and ten-year Treasury notes which have similar average lives returned +1.69% and -0.47%, respectively, for the same 12-month period. The US Government Securities Portfolio maintained an allocation of 80% in MBS throughout the fiscal year, and the Portfolio's performance benefited from this allocation. Additionally, the high coupon securities were seasoned, low balance mortgages where prepayment activity is low, allowing for an attractive yield. Their short duration also insulated price movements during the rising interest rate environment. These two things coupled to create an attractive total rate of return. As long as interest rates remain in the current trading range, MBS should continue to perform well.

In our view, there is no immediate need for the Federal Reserve Board to raise interest rates. The core rate of the Consumer Price Index rose 2.6% for all of 1996, matching the slowest pace of growth since 1965. Labor costs were contained, with the employment cost index rising just 2.9% from a year earlier. Fourth quarter 1996 GDP revealed a 4.7% surge in economic growth, but was calmed by a modest 1.8% gain in the weighted price deflator and a temporary surge in exports. In addition, consumer confidence in the US economy climbed to its highest level in a decade. These releases reflect an economy on a moderate growth path with low inflation. There will be a flurry of economic releases in the upcoming months and the outcome of those releases will suggest if and when a tightening of monetary policy is necessary.


In Conclusion
We thank you for your investment in Merrill Lynch Asset Builder
Program, Inc., and we look forward to reviewing our outlook and strategy with you again in our upcoming quarterly report to shareholders.


Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President

(Kevin M. Rendino)
Kevin M. Rendino
Vice President and Portfolio Manager
Fundamental Value Portfolio




(Thomas R. Robinson)
Thomas R. Robinson
Vice President and Portfolio Manager
Global Opportunity Portfolio




(Lawrence R. Fuller)
Lawrence R. Fuller
Vice President and Portfolio Manager
Growth Opportunity Portfolio




(Jay C. Harbeck)
Jay C. Harbeck
Vice President and Portfolio Manager
Quality Bond Portfolio




(Gregory Mark Maunz)
Gregory Mark Maunz
Vice President and
Senior Portfolio Manager
US Government Securities Portfolio



March 14, 1997

PERFORMANCE DATA


About Fund
Performance


Investors are able to purchase shares of the Program through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees for Fundamental Value, Global Opportunity and Growth Opportunity Portfolios. Quality Bond and US Government Securities Portfolios incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year for Fundamental Value, Global Opportunity, Growth Opportunity, Quality Bond and US Government Securities Portfolios. In addition, Quality Bond and US Government Securities Portfolios are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. Fundamental Value, Global Opportunity and Growth Opportunity Portfolios are subject to a 0.75% distribution fee and a 0.25% account maintenance fee. Fundamental Value, Global Opportunity and Growth Opportunity Portfolios automatically convert to Class D Shares after approximately 8 years. Quality Bond and US Government Securities Portfolios automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25% for Quality Bond and US Government Securities Portfolios. Fundamental Value, Global Opportunity and Growth Opportunity Portfolios are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee) for Fundamental Value, Global Opportunity and Growth Opportunity Portfolios. Quality Bond and US Government Securities Portfolios incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.




Recent
Performance
Results*
                                                                                                                 Standardized
                                                                                         12 Month    3 Month     30-day Yield
                                                        1/31/97    10/31/96  1/31/96     % Change    % Change   As of 1/31/97
Fundamental Value Portfolio Class A Shares               $13.58     $12.93    $11.67     +18.54%(1)    + 6.99%(1)       --
Fundamental Value Portfolio Class B Shares                13.39      12.70     11.55     +18.13(1)     + 7.43(1)        --
Fundamental Value Portfolio Class C Shares                13.39      12.70     11.55     +18.13(1)     + 7.43(1)        --
Fundamental Value Portfolio Class D Shares                13.54      12.89     11.65     +18.40(1)     + 7.01(1)        --
Global Opportunity Portfolio Class A Shares               11.93      11.42     10.82     +11.44(2)     + 5.58(2)        --
Global Opportunity Portfolio Class B Shares               11.86      11.27     10.76     +11.41(2)     + 6.37(2)        --
Global Opportunity Portfolio Class C Shares               11.84      11.27     10.75     +11.33(2)     + 6.19(2)        --
Global Opportunity Portfolio Class D Shares               11.92      11.39     10.80     +11.55(2)     + 5.77(2)        --
Growth Opportunity Portfolio Class A Shares               11.79      10.98     10.00++   +17.90++      + 7.38           --
Growth Opportunity Portfolio Class B Shares               11.68      10.91     10.00++   +16.80++      + 7.06           --
Growth Opportunity Portfolio Class C Shares               11.67      10.90     10.00++   +16.70++      + 7.06           --
Growth Opportunity Portfolio Class D Shares               11.78      10.98     10.00++   +17.80++      + 7.29           --
Quality Bond Portfolio Class A Shares                      9.79       9.91     10.27     - 4.67        - 1.21          6.30%
Quality Bond Portfolio Class B Shares                      9.79       9.90     10.27     - 4.67        - 1.11          5.81
Quality Bond Portfolio Class C Shares                      9.79       9.90     10.27     - 4.67        - 1.11          5.88
Quality Bond Portfolio Class D Shares                      9.79       9.90     10.27     - 4.67        - 1.11          6.28
US Government Securities Portfolio Class A Shares         10.20      10.29     10.48     - 2.62(3)     - 0.83(3)       6.67
US Government Securities Portfolio Class B Shares         10.20      10.29     10.48     - 2.62(3)     - 0.83(3)       6.21
US Government Securities Portfolio Class C Shares         10.19      10.29     10.47     - 2.63(3)     - 0.92(3)       6.16
US Government Securities Portfolio Class D Shares         10.20      10.29     10.48     - 2.62(3)     - 0.83(3)       6.44
Fundamental Value Portfolio Class A Shares--Total Return                                 +23.20(4)     +11.19(4)
Fundamental Value Portfolio Class B Shares--Total Return                                 +21.79(5)     +10.77(5)
Fundamental Value Portfolio Class C Shares--Total Return                                 +21.82(6)     +10.79(6)
Fundamental Value Portfolio Class D Shares--Total Return                                 +22.82(7)     +11.01(7)
Global Opportunity Portfolio Class A Shares--Total Return                                +12.68(8)     + 6.76(8)
Global Opportunity Portfolio Class B Shares--Total Return                                +11.67(9)     + 6.61(9)
Global Opportunity Portfolio Class C Shares--Total Return                                +11.61(10)    + 6.46(10)
Global Opportunity Portfolio Class D Shares--Total Return                                +12.56(11)    + 6.73(11)

Recent
Performance
Results*
(concluded)
                                                                                         12 Month                     3 Month
                                                                                         % Change                     % Change
Growth Opportunity Portfolio Class A Shares--Total Return                                +17.90%++                    +7.38%
Growth Opportunity Portfolio Class B Shares--Total Return                                +16.80++                     +7.06
Growth Opportunity Portfolio Class C Shares--Total Return                                +16.70++                     +7.06
Growth Opportunity Portfolio Class D Shares--Total Return                                +17.80++                     +7.29
Quality Bond Portfolio Class A Shares--Total Return                                      + 2.51(12)                   +0.95(13)
Quality Bond Portfolio Class B Shares--Total Return                                      + 1.62(14)                   +0.83(15)
Quality Bond Portfolio Class C Shares--Total Return                                      + 1.55(16)                   +0.81(17)
Quality Bond Portfolio Class D Shares--Total Return                                      + 2.25(18)                   +0.99(19)
US Government Securities Portfolio Class A Shares--Total Return                          + 4.76(20)                   +1.50(21)
US Government Securities Portfolio Class B Shares--Total Return                          + 3.90(22)                   +1.29(23)
US Government Securities Portfolio Class C Shares--Total Return                          + 3.83(24)                   +1.17(25)
US Government Securities Portfolio Class D Shares--Total Return                          + 4.49(26)                   +1.44(27)


  ++Growth Opportunity Portfolio commenced operations on 2/02/96.
    Investment results and net asset values are from 2/02/96. *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
 (1)Percent change includes reinvestment of $0.248 per share capital gains distributions.
 (2)Percent change includes reinvestment of $0.122 per share capital gains distributions.
 (3)Percent change includes reinvestment of $0.005 per share ordinary income dividends.
 (4)Percent change includes reinvestment of $0.530 per share ordinary income dividends and $0.248 capital gains distributions.
 (5)Percent change includes reinvestment of $0.415 per share ordinary income dividends and $0.248 capital gains distributions.
 (6)Percent change includes reinvestment of $0.417 per share ordinary income dividends and $0.248 capital gains distributions.
 (7)Percent change includes reinvestment of $0.503 per share ordinary income dividends and $0.248 capital gains distributions.

 (8)Percent change includes reinvestment of $0.128 per share ordinary income dividendsand $0.122 capital gains distributions.
 (9)Percent change includes reinvestment of $0.027 per share ordinary income dividends and $0.122 capital gains distributions.
(10)Percent change includes reinvestment of $0.030 per share ordinary income dividends and $0.122 capital gains distributions.
(11)Percent change includes reinvestment of $0.105 per share ordinary income dividends and $0.122 capital gains distributions.
(12)Percent change includes reinvestment of $0.720 per share ordinary income dividends.
(13)Percent change includes reinvestment of $0.222 per share ordinary income dividends.
(14)Percent change includes reinvestment of $0.633 per share ordinary income dividends.
(15)Percent change includes reinvestment of $0.199 per share ordinary income dividends.
(16)Percent change includes reinvestment of $0.626 per share ordinary income dividends.
(17)Percent change includes reinvestment of $0.196 per share ordinary income dividends.
(18)Percent change includes reinvestment of $0.695 per share ordinary income dividends.
(19)Percent change includes reinvestment of $0.215 per share ordinary income dividends.
(20)Percent change includes reinvestment of $0.753 per share ordinary income dividends and $0.005 capital gains distributions.
(21)Percent change includes reinvestment of $0.245 per share ordinary income dividends and $0.005 capital gains distributions.
(22)Percent change includes reinvestment of $0.667 per share ordinary income dividends and $0.005 capital gains distributions.
(23)Percent change includes reinvestment of $0.222 per share ordinary income dividends and $0.005 capital gains distributions.
(24)Percent change includes reinvestment of $0.660 per share ordinary income dividends and $0.005 capital gains distributions.
(25)Percent change includes reinvestment of $0.220 per share ordinary income dividends and $0.005 capital gains distributions.
(26)Percent change includes reinvestment of $0.727 per share ordinary income dividends and $0.005 capital gains distributions.
(27)Percent change includes reinvestment of $0.238 per share ordinary income dividends and $0.005 capital gains distributions.

Fundamental
Value Portfolio


Total Return
Based on a
$10,000
Investment


Line graphs depicting the growth of an investment in the Fund's Class A Shares, Class B Shares, Class C Shares and Class D Shares compared to growth of an investment in the S&P 500 Index. Beginning and ending values are:

                                           2/01/95**         1/97


Fundamental Value Portfolio++--            $ 9,475          $14,020
Class A Shares*

Fundamental Value Portfolio++--            $10,000          $14,181
Class B Shares*

S&P 500 Index++++--                        $10,000          $17,515



                                           2/01/95**         1/97


Fundamental Value Portfolio++--            $10,000          $14,484
Class C Shares*

Fundamental Value Portfolio++--            $ 9,475          $13,953
Class D Shares*

S&P 500 Index++++--                        $10,000          $17,515

[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses including advisory fees.
  **Commencement of Operations.
  ++Fundamental Value Portfolio invests in equities, primarily common stocks and, to a less extent, securities convertible into common stock, as well as preferred stocks and non-convertible debt securities.
++++This unmanaged broad-based Index is comprised of common stocks.

Past performance is not predictive of future performance.

Fundamental
Value Portfolio


Average Annual
Total Returns


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 12/31/96                       +19.10%        +12.85%
Inception (2/01/95) to 12/31/96           +20.64         +17.28

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 12/31/96                       +17.86%        +13.86%
Inception (2/01/95) to 12/31/96           +19.40         +18.06

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 12/31/96                       +17.89%        +16.89%
Inception (2/01/95) to 12/31/96           +19.42         +19.42

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 12/31/96                       +18.91%        +12.67%
Inception (2/01/95) to 12/31/96           +20.43         +17.08

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.




PERFORMANCE DATA (continued)


Global
Opportunity
Portfolio


Total Return
Based on a
$10,000
Investment


Line graphs depicting the growth of an investment in the Fund's Class A Shares, Class B Shares, Class C Shares and Class D Shares compared to growth of an investment in the Morgan Stanley Capital International World Index and the Salomon Brothers World Government Bond Index. Beginning and ending values are:


                                           2/01/95**         1/97


Global Opportunity Portfolio++--           $ 9,475          $11,867
Class A Shares*

Global Opportunity Portfolio++--           $10,000          $11,971
Class B Shares*

Morgan Stanley Capital International--     $10,000          $14,076
World Index++++

Salomon Brothers World Government--        $10,000          $11,758
Bond Index++++++

                                           2/01/95**         1/97


Global Opportunity Portfolio++--           $10,000          $12,256
Class C Shares*

Global Opportunity Portfolio++--           $ 9,475          $11,817
Class D Shares*

Morgan Stanley Capital International--     $10,000          $14,076
World Index++++

Salomon Brothers World Government--        $10,000          $11,758
Bond Index++++++

[FN]
     *Assuming maximum sales charge, transaction costs and other operating expenses including advisory fees.
    **Commencement of Operations.
    ++Global Opportunity Portfolio invests in a portfolio of US and foreign equity, debt and money market securities.
  ++++This unmanaged market capitalization-weighted Index is comprised of a representative sampling of stocks of large-, medium-, and small-capitalization companies in 22 countries, including the United States.
++++++This unmanaged market capitalization-weighted Index tracks the performance of the government bond markets of Australia, Austria, Belgium, Canada, Denmark, France, Germany, Italy, Japan, the Netherlands, Spain, Sweden, the United Kingdom and the United States.

Past performance is not predictive of future performance.



Global
Opportunity Portfolio


Average Annual
Total Returns

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 12/31/96                       +11.59%         +5.73%
Inception (2/01/95) to 12/31/96           +11.05          +7.96

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 12/31/96                       +10.48%         +6.48%
Inception (2/01/95) to 12/31/96           + 9.86          +8.41

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 12/31/96                       +10.52%         +9.52%
Inception (2/01/95) to 12/31/96           + 9.84          +9.84

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 12/31/96                       +11.48%         +5.62%
Inception (2/01/95) to 12/31/96           +10.81          +7.73

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.

Growth
Opportunity
Portfolio


Total Return
Based on a
$10,000
Investment


Line graphs depicting the growth of an investment in the Fund's Class A Shares, Class B Shares, Class C Shares and Class D Shares compared to growth of an investment in the Lipper Growth Fund Index. Beginning and ending values are:

                                           2/02/96**         1/97


Growth Opportunity Portfolio++--           $ 9,475          $11,171
Class A Shares*

Growth Opportunity Portfolio++--           $10,000          $11,280
Class B Shares*

Lipper Growth Fund Index++++--             $10,000          $12,019



                                           2/02/96**         1/97


Growth Opportunity Portfolio++--           $10,000          $11,570
Class C Shares*

Growth Opportunity Portfolio++--           $ 9,475          $11,162
Class D Shares*

Lipper Growth Fund Index ++++--            $10,000          $12,019

[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses including advisory fees.
  **Commencement of Operations.
  ++Growth Opportunity Portfolio invests in a portfolio of equity securities, placing particular emphasis on large-capitalization companies that are anticipated to exhibit above-average growth rate in earnings.
++++Lipper Growth Fund Index is an equally weighted index of the largest mutual funds which normally invest in companies whose long-term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indexes. The index is adjusted for reinvestment of capital gains distributions and income dividends.

Past performance is not predictive of future performance.

Growth
Opportunity
Portfolio


Aggregate
Total Returns

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Inception (2/02/96) to 12/31/96           +12.40%         +6.50%

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Inception (2/02/96) to 12/31/96           +11.50%         +7.50%

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Inception (2/02/96) to 12/31/96           +11.40%        +10.40%

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Inception (2/02/96) to 12/31/96           +12.40%         +6.50%

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



PERFORMANCE DATA (concluded)


Quality Bond
Portfolio


Total Return
Based on a
$10,000
Investment


Line graphs depicting the growth of an investment in the Fund's Class A Shares, Class B Shares, Class C Shares and Class D Shares compared to growth of an investment in the ML COAO Corporate Master Bond Index. Beginning and ending values are:

                                           2/01/95**         1/97


Quality Bond Portfolio++--                 $ 9,600          $10,752
Class A Shares*

Quality Bond Portfolio++--                 $10,000          $10,717
Class B Shares*

ML COAO Corporate Master++++--             $10,000          $12,350
Bond Index


                                           2/01/95**         1/97

Quality Bond Portfolio++--                 $10,000          $10,995
Class C Shares*

Quality Bond Portfolio++--                 $ 9,600          $10,698
Class D Shares*

ML COAO Corporate Master++++--             $10,000          $12,350
Bond Index

[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses including advisory fees.
  **Commencement of Operations.
  ++Quality Bond Portfolio invests in a diversified portfolio of debt obligations, including corporate bonds and notes, convertible securities, preferred stocks and government obligations. The Portfolio will invest primarily in securities rated in the top three rating categories
    (A or better) of a nationally recognized rating agency or in securities with similar credit characteristics.
++++This unmanaged Index is comprised of all investment-grade corporate bonds rated BB3 or higher, of all maturities.

Past performance is not predictive of future performance.



Quality Bond
Portfolio


Average Annual
Total Returns
                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 12/31/96                        +2.73%        - 1.38%
Inception (2/01/95) to 12/31/96            +5.99          +3.75

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 12/31/96                        +1.95%        - 1.88%
Inception (2/01/95) to 12/31/96            +5.09          +3.61

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 12/31/96                        +1.88%         +0.92%
Inception (2/01/95) to 12/31/96            +5.02          +5.02

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 12/31/96                        +2.58%        - 1.52%
Inception (2/01/95) to 12/31/96            +5.73          +3.50

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



US Government
Securities
Portfolio


Total Return
Based on a
$10,000
Investment

Line graphs depicting the growth of an investment in the Fund's Class A Shares, Class B Shares, Class C Shares and Class D Shares compared to growth of an investment in the Salomon Brothers Mortgage Index.
Beginning and ending values are:

                                           2/01/95**         1/97


US Government Securities Portfolio++--     $ 9,600          $11,613
Class A Shares*

US Government Securities Portfolio++--     $10,000          $11,599
Class B Shares*

Salomon Brothers Mortgage Index++++--      $10,000          $12,136


                                           2/01/95**         1/97


US Government Securities Portfolio++--     $10,000          $11,874
Class C Shares*

US Government Securities Portfolio++--     $10,000          $11,549
Class D Shares*

Salomon Brothers Mortgage Index++++--      $10,000          $12,136

[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses including advisory fees.
  **Commencement of Operations.
  ++US Government Securities Portfolio invests in marketable securities issued or guaranteed by the US Government, by various agencies of the US Government and by various instrumentalities which have been established or sponsored by the US Government.
++++This unmanaged Index reflects the performance of a capital market weighting of the outstanding agency-issued mortgage-backed securities.

Past performance is not predictive of future performance.


US Government
Securities
Portfolio

Average Annual
Total Returns

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 12/31/96                       + 5.44%         +1.22%
Inception (2/01/95) to 12/31/96           +10.08          +7.76

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 12/31/96                        +4.57%         +0.65%
Inception (2/01/95) to 12/31/96            +9.18          +7.72

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 12/31/96                        +4.40%         +3.43%
Inception (2/01/95) to 12/31/96            +9.06          +9.06

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 12/31/96                        +5.07%         +0.87%
Inception (2/01/95) to 12/31/96            +9.78          +7.46

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



SCHEDULE OF INVESTMENTS                                                                                       (in US dollars)
                 Fundamental Value Portfolio

LATIN                                     Shares                                                             Value    Percent of
AMERICA          Industries                Held              Investments                          Cost     (Note 1a)  Net Assets
Argentina        Oil--International       45,000    Yacimientos Petroliferos Fiscales
                                                    S.A. (ADR)*                              $   862,750  $ 1,254,375    2.3%

                                                    Total Investments in Latin America           862,750    1,254,375    2.3

MIDDLE
EAST

Israel           Computer Services        68,500    Scitex Corp. Ltd.                            762,904      736,375    1.4

                                                    Total Investments in the Middle East         762,904      736,375    1.4

NORTH
AMERICA

United States    Airlines                 80,000  ++Mesa Air Group, Inc.                         696,742      520,000    1.0

                 Athletic Footwear        17,500    Reebok International Ltd.                    507,324      831,250    1.5

                 Auto--Related            60,900  ++National Auto Credit, Inc.                   623,556      662,288    1.2

                 Automotive               35,000    Ford Motor Co.                             1,078,176    1,124,375    2.1
                                          16,500    General Motors Corp.                         800,012      973,500    1.8
                                                                                             -----------  -----------  ------
                                                                                               1,878,188    2,097,875    3.9

                 Banking                  12,500    Bankers Trust New York Corp.                 796,351    1,062,500    2.0

                                          65,000  ++Hibernia Corp. (Class A)                     751,258      861,250    1.6
                                                                                             -----------  -----------  ------
                                                                                               1,547,609    1,923,750    3.6

                 Beverage &               20,000    Seagram Company Ltd. (The)                   679,112      792,500    1.5
                 Entertainment

                 Chemicals                 1,500    Great Lakes Chemical Corp.                    70,098       64,688    0.1
                                          30,000  ++Millennium Chemicals Inc.                    613,498      596,250    1.1
                                                                                             -----------  -----------  ------
                                                                                                 683,596      660,938    1.2

                 Entertainment            30,000  ++Harrah's Entertainment, Inc.                 556,740      585,000    1.1

                 Environmental            95,600  ++Allwaste Inc.                                526,415      513,850    1.0
                 Services

                 Financial Services        8,000    Student Loan Marketing Association           491,605      871,000    1.6

                 Hardware Products        20,000    Black & Decker Corp.                         628,132      670,000    1.2

                 Health Care              37,500  ++Humana, Inc.                                 705,910      712,500    1.3

                 Home Builders            40,000  ++Beazer Homes USA, Inc.                       659,255      645,000    1.2

                 Hospital Management      90,000  ++Transitional Hospitals Corp.                 792,131      821,250    1.5

                 Hotels                   12,500  ++ITT Corp.                                    550,401      714,063    1.3

                 Information              50,000  ++Apple Computer, Inc.                       1,142,450      825,000    1.6
                 Processing                9,000    International Business Machines Corp.        968,223    1,415,250    2.6
                                          82,700  ++Tandem Computers, Inc.                       880,564    1,147,462    2.1
                                                                                             -----------  -----------  ------
                                                                                               2,991,237    3,387,712    6.3

                 Machinery                32,500    ITT Industries Inc.                          752,558      820,625    1.5

                 Medical Services         38,800  ++Pharmaceutical Product Development,
                                                    Inc. (a)                                     581,693    1,105,800    2.0

                 Metals--Non-Ferrous      40,000    ASARCO Inc.                                1,084,257    1,100,000    2.0
                                          12,500    Phelps Dodge Corp.                           741,636      873,437    1.6
                                                                                             -----------  -----------  ------
                                                                                               1,825,893    1,973,437    3.6

                 Oil--Domestic            49,900  ++American Exploration Co.                     556,170      736,025    1.4
                                          45,000    Occidental Petroleum Corp.                 1,006,450    1,147,500    2.1
                                                                                             -----------  -----------  ------
                                                                                               1,562,620    1,883,525    3.5

                 Oil Refiners             70,000    Total Petroleum (North America) Ltd.         783,735      743,750    1.4

                 Paper & Forest           25,000    International Paper Co.                      967,851    1,021,875    1.9
                 Products                 30,000    Louisiana-Pacific Corp.                      765,796      622,500    1.1
                                                                                             -----------  -----------  ------
                                                                                               1,733,647    1,644,375    3.0

                 Pharmaceuticals           7,000    Bristol-Myers Squibb Co.                     513,760      889,000    1.6

                 Photography               9,000    Eastman Kodak Co.                            638,640      780,750    1.4

                 Publishing/              19,800    Dow Jones & Company, Inc.                    714,018      784,575    1.5
                 Newspapers

                 Real Estate              30,000    Evans Withycombe Residential, Inc.           609,085      630,000    1.2
                 Investment Trusts

                 Retail                  160,000  ++Charming Shoppes, Inc.                       672,371      750,000    1.4
                                          30,000    Dillard Department Stores Inc.               912,709      896,250    1.6
                                         100,100    Hechinger Co. (Class A)                      402,680      197,072    0.4
                                          80,000  ++Kmart Corporation                            846,317      890,000    1.6
                                          50,000  ++Woolworth Corp.                              634,936    1,018,750    1.9
                                                                                             -----------  -----------  ------
                                                                                               3,469,013    3,752,072    6.9

                 Savings & Loans          80,000    Greater New York Savings Bank                794,627    1,130,000    2.1
                                          27,200  ++PFF Bancorp Inc.                             306,550      397,800    0.7
                                                                                             -----------  -----------  ------
                                                                                               1,101,177    1,527,800    2.8

                 Semiconductors           20,000  ++Advanced Micro Devices Inc.                  237,128      700,000    1.3
                                          76,400  ++Integrated Device Technology, Inc.           879,634      792,650    1.4
                                          30,900  ++National Semiconductor Corp.                 545,679      857,475    1.6
                                          15,000    Texas Instruments, Inc.                      727,692    1,175,625    2.2
                                                                                             -----------  -----------  ------
                                                                                               2,390,133    3,525,750    6.5

                 Software--Computer       68,600  ++Mentor Graphics Corporation                  705,318      703,150    1.3

                 Steel                    41,800    USX-US Steel Group, Inc.                   1,248,759    1,321,925    2.4
                                          85,000  ++WHX Corp.                                    877,229      733,125    1.4
                                                                                             -----------  -----------  ------
                                                                                               2,125,988    2,055,050    3.8

                 Technology              110,000  ++Computervision Corp.                       1,008,276      825,000    1.5
                                          69,300  ++Exabyte Corp.                                891,920      736,312    1.3
                                          86,000  ++Micronics Computers, Inc.                    285,678      198,875    0.4
                                                                                             -----------  -----------  ------
                                                                                               2,185,874    1,760,187    3.2

                 Telecommunications       17,500    GTE Corp.                                    746,200      822,500    1.5
                                          50,000  ++U S West Media Group                         869,720      931,250    1.7
                                                                                             -----------  -----------  ------
                                                                                               1,615,920    1,753,750    3.2

                                                    Total Investments in North America        37,827,025   42,742,572   78.8

SCHEDULE OF INVESTMENTS (concluded)                                                                           (in US dollars)
                 Fundamental Value Portfolio (concluded)

WESTERN                                   Shares                                                             Value    Percent of
EUROPE                                     Held             Investments                           Cost     (Note 1a)  Net Assets
United Kingdom   Conglomerates            80,800    Hanson PLC (ADR)*                        $   679,409  $   606,000    1.1%

                                                    Total Investments in Western Europe          679,409      606,000    1.1

SHORT-TERM                                Face
SECURITIES                               Amount               Issue

                 US Government                      Federal Home Loan Bank:
                 Agency            US$ 1,000,000      5.21% due 3/11/1997                        994,500      994,500    1.8
                 Obligations**         1,890,000      5.21% due 3/17/1997                      1,877,965    1,877,965    3.5
                                       2,000,000    Federal Home Loan Mortgage Corp.,
                                                      5.22% due 3/25/1997                      1,984,920    1,984,920    3.7
                                                    Federal National Mortgage Association:
                                       1,000,000      5.20% due 2/24/1997                        996,678      996,678    1.8
                                       3,200,000      5.19% due 3/07/1997                      3,184,315    3,184,315    5.9

                                                    Total Investments in Short-Term
                                                    Securities                                 9,038,378    9,038,378   16.7

                 Total Investments                                                           $49,170,466   54,377,700  100.3
                                                                                             ===========

                 Liabilities in Excess of Other Assets                                                       (139,003)  (0.3)
                                                                                                          ===========  ======
                 Net Assets                                                                               $54,238,697  100.0%
                                                                                                          ===========  ======

                *American Depositary Receipts (ADR).
               **Certain US Government Agency Obligations are traded on a discount basis; the interest rates shown are the rates paid at the time of purchase by the Portfolio.
               ++Non-income producing security.
              (a)Applied Bioscience International Inc. was acquired by
                 Pharmaceutical Product Development, Inc.

                 See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS                                                                                       (in US dollars)
                 Global Opportunity Portfolio

                                          Face                                                               Value    Percent of
COUNTRY                                  Amount      Foreign Government Obligations               Cost     (Note 1a)  Net Assets
Denmark                        Dkr     5,000,000    Denmark Government Bonds, 8%
                                                    due 3/15/2006                            $   916,833  $   882,136    2.0%

Finland                        Fim     2,000,000    Finnish Government Bonds, 7.25%
                                                    due 4/18/2006                                451,354      442,351    1.0

France                         Frf     1,600,000    French Government OATS, 5.50%
                                                    due 4/25/2004                                301,488      294,712    0.7
                                       3,000,000    French Treasury Bill (BTAN), 5.50%
                                                    due 10/12/2001                               584,058      565,063    1.3
                                                                                             -----------  -----------  ------
                                                                                                 885,546      859,775    2.0

Germany                                             Bundesrepublik Deutschland:
                                DM       735,000      7.125% due 12/20/2002                      513,394      496,805    1.1
                                         850,000      6.50% due 10/14/2005                       547,951      548,593    1.3
                                         800,000    Treuhandanstalt, 6.875% due
                                                    6/11/2003                                    532,016      533,366    1.2
                                                                                             -----------  -----------  ------
                                                                                               1,593,361    1,578,764    3.6

Italy                          Lit 1,655,000,000    Buoni Poliennali del Tesoro (Italian
                                                    Government Bonds), 8.50% due 1/01/2004     1,171,703    1,108,861    2.5

Spain                          Pta    80,000,000    Bonos del Estado (Spanish Government
                                                    Bonds), 7.90% due 2/28/2002                  648,305      624,500    1.4

Sweden                                              Government of Sweden:
                               Skr     2,000,000      10.25% due 5/05/2000                       336,811      317,001    0.7
                                       6,400,000      8% due 8/15/2007                         1,004,679      955,422    2.2
                                                                                             -----------  -----------  ------
                                                                                               1,341,490    1,272,423    2.9

                                                    Total Investments in Foreign
                                                    Government Obligations                     7,008,592    6,768,810   15.4


                                                            US Government Obligations

United States                                       US Treasury Notes:
                                US$      500,000      5% due 1/31/1998                           495,586      496,795    1.1
                                         500,000      6.25% due 4/30/2001                        502,773      500,155    1.2

                                                    Total Investments in US Government
                                                    Obligations                                  998,359      996,950    2.3


                                                    Total Investments in Foreign &
                                                    US Government Obligations                  8,006,951    7,765,760   17.7

                                          Shares
                 Industries                Held             US Stocks
United States    Aerospace & Defense       3,500    AlliedSignal, Inc.                           253,009      245,875    0.6
                                           3,000    Northrop Grumman Corp.                       197,765      234,375    0.5
                                           3,000    United Technologies Corporation              110,912      209,250    0.5
                                                                                             -----------  -----------  ------
                                                                                                 561,686      689,500    1.6

                 Automobile Parts          7,000  ++Lear Corporation                             234,500      261,625    0.6

                 Automobiles               4,200    General Motors Corp.                         233,197      247,800    0.6

                 Banking                   7,700    The Bank of New York Company, Inc.           192,063      282,013    0.6
                                           2,400    BankAmerica Corp.                            248,481      267,900    0.6
                                           2,500    Citicorp                                     198,914      290,938    0.7
                                                                                             -----------  -----------  ------
                                                                                                 639,458      840,851    1.9


SCHEDULE OF INVESTMENTS (continued)                                                                           (in US dollars)
                 Global Opportunity Portfolio (continued)

                                          Shares                                                             Value    Percent of
COUNTRY          Industries                Held             US Stocks                             Cost     (Note 1a)  Net Assets
United States    Building &                5,500    Oakwood Homes Corporation                $   124,764  $   112,750    0.3%
(concluded)      Construction

                 Chemicals                 3,000  ++FMC Corporation                              212,542      210,375    0.5

                 Computer Sales            1,700    International Business Machines Corp.        186,823      267,325    0.6

                 Computer Services         3,800  ++cisco Systems, Inc.                          169,246      264,575    0.6

                 Computer Software         5,900  ++BMC Software, Inc.                           220,226      255,175    0.6
                                           5,175  ++Oracle Corp. (a)                             167,872      200,531    0.4
                                                                                             -----------  -----------  ------
                                                                                                 388,098      455,706    1.0

                 Computer Technology       5,200  ++Gulfstream Aerospace Corporation             128,409      120,250    0.3

                 Computers                 7,400  ++Cabletron Systems, Inc.                      255,712      257,150    0.6
                                           3,800  ++Compaq Computer Corp.                        281,803      330,125    0.7
                                                                                             -----------  -----------  ------
                                                                                                 537,515      587,275    1.3

                 Diversified               6,500    Corning, Inc.                                169,837      231,563    0.5

                 Drugs                     3,500  ++Centocor, Inc.                               127,149      133,438    0.3

                 Electrical Equipment      1,900    General Electric Company PLC                 150,368      195,700    0.5

                 Energy                   14,100    Edison International, Inc.                   269,839      301,388    0.7

                 Engineering &             5,500    Foster Wheeler Corporation                   230,178      212,438    0.5
                 Construction

                 Finance                   5,000    Countrywide Credit Industries, Inc.          151,815      149,375    0.3

                 Financial Services        4,950    American Express Company                     231,481      308,756    0.7
                                           6,600    First Data Corp.                             234,476      237,600    0.5
                                                                                             -----------  -----------  ------
                                                                                                 465,957      546,356    1.2

                 Foods                     6,800    H.J. Heinz Company                           223,452      273,700    0.6

                 Hardware Products         2,200    Black & Decker Corp.                          74,735       73,700    0.2

                 Hospital Management       8,400  ++Health Management Associates, Inc.
                                                    (Class A)                                    189,374      232,050    0.5

                 Hospital Supplies         4,700    Abbott Laboratories                          190,749      255,563    0.6

                 Insurance                 2,050    Aetna Inc. (c)                               156,273      161,950    0.4
                                           4,500    Allstate Corp.                               193,528      295,875    0.7
                                           5,600    Travelers Group Inc.                         294,513      293,300    0.7
                                           3,600    UNUM Corporation                             229,970      272,250    0.6
                                                                                             -----------  -----------  ------
                                                                                                 874,284    1,023,375    2.4

                 Leisure & Tourism         9,400    Brunswick Corporation                        233,238      236,175    0.5
                                           9,300    Carnival Corporation (Class A)               266,884      341,775    0.8
                                           5,221  ++Viacom, Inc. (Class B)                       191,700      178,819    0.4
                                                                                             -----------  -----------  ------
                                                                                                 691,822      756,769    1.7

                 Machinery                 4,000  ++American Standard Companies, Inc.            130,473      162,500    0.4

                 Manufacturing             5,400    Fisher Scientific International Inc.         170,672      236,925    0.5

                 Natural Gas               5,000    El Paso Natural Gas Co.                      251,413      269,375    0.6
                                           5,600    Enron Corp.                                  213,414      231,000    0.5
                                           3,100    IMC Global, Inc.                             120,164      118,188    0.3
                                                                                             -----------  -----------  ------
                                                                                                 584,991      618,563    1.4

                 Oil Service               7,700    Dresser Industries, Inc.                     162,474      260,838    0.6
                                           2,100    Schlumberger Ltd.                            132,364      233,363    0.5
                                                                                             -----------  -----------  ------
                                                                                                 294,838      494,201    1.1

                 Paper                     2,600    Kimberly-Clark Corp.                         199,836      253,500    0.6

                 Petroleum                 4,500    Pennzoil Company                             180,578      280,688    0.7
                                           6,400    Unocal Corp.                                 215,286      269,600    0.6
                                                                                             -----------  -----------  ------
                                                                                                 395,864      550,288    1.3

                 Pharmaceuticals           4,600    American Home Products Corporation           270,780      291,525    0.7
                                           3,200    Merck & Co., Inc.                            194,992      290,400    0.6
                                                                                             -----------  -----------  ------
                                                                                                 465,772      581,925    1.3

                 Railroads                 2,500    Burlington Northern Santa Fe                 202,835      218,750    0.5

                 Real Estate               5,400    Prentiss Properties Trust                    110,372      145,125    0.3
                 Investment Trust

                 Retail--Drug Stores       6,455    Rite Aid Corporation                         210,038      258,200    0.6

                 Retail Trade              4,400    Sears, Roebuck & Co.                         191,869      211,200    0.5

                 Steel                     1,000    AK Steel Holding Corp.                        38,999       40,250    0.1

                 Telecommunications        9,200  ++AirTouch Communications, Inc.                263,399      238,050    0.5
                                           3,600    Bell Atlantic Corporation                    205,486      242,100    0.6
                                           2,053    TCI Pacific Communications
                                                    (Convertible Preferred)                      192,635      190,929    0.4
                                                                                             -----------  -----------  ------
                                                                                                 661,520      671,079    1.5

                 Tobacco                   1,700    Philip Morris Companies, Inc.                163,704      202,087    0.5

                                                    Total Investments in US Stocks            11,047,580   13,088,040   29.9

                                                            Foreign Stocks

Argentina        Banking                  17,707    Banco de Galicia y Buenos Aires
                                                    S.A. (ADR)*                                  298,216      431,608    1.0
                                          15,237    Banco Frances del Rio de la Plata
                                                    S.A. (ADR)*                                  294,143      457,110    1.0
                                                                                             -----------  -----------  ------
                                                                                                 592,359      888,718    2.0

                 Petroleum                15,200    Yacimientos Petroliferos Fiscales
                                                    S.A. (ADR)*                                  315,268      423,700    1.0

                                                    Total Stocks in Argentina                    907,627    1,312,418    3.0

Brazil           Beverages               640,000    Companhia Cervejaria Brahma S.A.
                                                    PN (Preferred)                               355,180      389,326    0.9

                 Oil--Related          2,500,000    Petroleo Brasileiro S.A. (Petrobras)
                                                    (Preferred)                                  296,363      480,631    1.1

                 Telecommunications        4,600    Telecomunicacoes Brasileiras S.A.--
                                                    Telebras PN (ADR)*                           243,225      401,350    0.9

                                                    Total Stocks in Brazil                       894,768    1,271,307    2.9

Canada           Automotive Parts          7,300    Magna International, Inc. (Class A)          335,467      406,062    0.9

                 Conglomerates            15,800    Canadian Pacific, Ltd.                       267,558      428,575    1.0

                 Entertainment             6,000  ++Imax Corporation                             189,475      183,000    0.4

                 Fertilizers               5,300    Potash Corp. of Saskatchewan, Inc.           358,645      445,862    1.0

                                                    Total Stocks in Canada                     1,151,145    1,463,499    3.3


SCHEDULE OF INVESTMENTS (continued)                                                                           (in US dollars)
                 Global Opportunity Portfolio (continued)

                                          Shares                                                             Value    Percent of
COUNTRY          Industries                Held             Foreign Stocks                        Cost     (Note 1a)  Net Assets
Finland          Paper & Forest           18,500  ++UPM-Kymmene Corp. (b)                    $   377,041  $   361,957    0.8%
                 Products

                 Telecommunications &      7,000    Nokia Corp. AB (ADR)*                        255,343      468,125    1.1
                 Equipment

                 Transportation            9,000    Finnlines OY                                 167,834      224,949    0.5

                                                    Total Stocks in Finland                      800,218    1,055,031    2.4

France           Insurance                10,600    Scor S.A.                                    409,263      381,447    0.9

                 Semi-Conductor            7,500  ++SGS-Thompson Microelectronics N.V.
                 Capital Equipment                  (NY Registered)                              274,852      530,625    1.2

                 Steel                    25,900    Usinor-Sacilor S.A.                          408,710      368,127    0.8

                 Tires                     7,200    Compagnie Generale des Establissement
                                                    Michelin S.A. (Class B)                      328,953      412,861    1.0

                                                    Total Stocks in France                     1,421,778    1,693,060    3.9

Germany          Apparel                   2,100  ++Puma AG                                       68,994       65,248    0.2

                 Chemicals                   600  ++Henkel KGaA                                   26,670       29,520    0.1
                                           5,400  ++Henkel KGaA (Preferred)                      229,478      274,252    0.6
                                                                                             -----------  -----------  ------
                                                                                                 256,148      303,772    0.7

                 Electronics               7,950    Siemens AG                                   401,514      389,929    0.9

                 Machinery &                 950    Mannesmann AG                                312,291      367,660    0.8
                 Equipment

                                                    Total Stocks in Germany                    1,038,947    1,126,609    2.6

Hong Kong        Banking                  20,000    HSBC Holdings PLC                            312,430      463,315    1.1

                 Telecommunications       19,000    Hong Kong Telecommunications Ltd.
                                                    (ADR)*                                       352,215      327,750    0.7

                                                    Total Stocks in Hong Kong                    664,645      791,065    1.8

Indonesia        Telecommunications       11,000    P.T. Indonesian Satellite Corp. (ADR)*       367,699      309,375    0.7

                                                    Total Stocks In Indonesia                    367,699      309,375    0.7

Italy            Machinery                71,000    Danieli & Co.                                266,366      300,220    0.7

                 Telecommunications       88,600    Societa Finanziara Telefonica S.p.A.
                                                    (STET)                                       253,451      437,310    1.0

                                                    Total Stocks in Italy                        519,817      737,530    1.7

Japan            Building &               34,000    Maeda Corp.                                  357,334      240,132    0.6
                 Construction             40,000    Okumura Corp.                                367,731      216,172    0.5
                                                                                             -----------  -----------  ------
                                                                                                 725,065      456,304    1.1

                 Capital Goods            44,000    Mitsubishi Heavy Industries, Ltd.            337,710      316,931    0.7

                 Consumer--Electronics     6,000    Rohm Company Ltd.                            331,262      393,564    0.9

                 Electrical Equipment     64,000    Mitsubishi Electric Corp.                    448,473      364,884    0.8

                 Electronics              17,000    Canon Inc.                                   306,699      360,479    0.8
                                          20,000    Matsushita Electric Industrial Co.,
                                                    Ltd.                                         319,779      301,980    0.7
                                                                                             -----------  -----------  ------
                                                                                                 626,478      662,459    1.5

                 Financial Services       22,000    Nomura Securities Co., Ltd.                  425,585      281,353    0.7

                 Insurance                40,000    Tokio Marine & Fire Insurance Co., Ltd.      442,529      363,036    0.8

                 Pharmaceuticals          19,000    Eisai Co., Ltd.                              353,439      366,832    0.8

                 Textiles                 60,000    Toray Industries Inc.                        385,098      341,584    0.8

                 Tires & Rubber           21,000    Bridgestone Corp.                            364,639      360,396    0.8

                 Warehouse & Storage      36,000    Mitsui-Soko Co., Ltd.                        307,384      198,416    0.5

                                                    Total Stocks in Japan                      4,747,662    4,105,759    9.4

Mexico           Beverages                 8,000    Panamerican Beverages, Inc. (Class A)        327,109      419,000    1.0

                 Conglomerates            12,800    Grupo Carso, S.A. de C.V. (ADR)*             203,726      155,200    0.3

                 Multi-Industry              178    Grupo Financiero Inbursa, S.A. de
                                                    C.V. (ADR)*                                    3,584        3,115    0.0

                 Paper & Forest           15,300    Kimberly-Clark de Mexico, S.A. de C.V        272,751      317,085    0.7
                 Producers

                 Telecommunications       12,800  ++Global Telecommunications Solutions,
                                                    Inc. (ADR)*                                   60,800       73,600    0.2

                                                    Total Stocks in Mexico                       867,970      968,000    2.2

Netherlands      Banking                   5,400    ABN AMRO Holding N.V.                        302,413      355,441    0.8

                                                    Total Stocks in the Netherlands              302,413      355,441    0.8

Norway           Transportation           42,089    Color Line ASA                               164,462      223,602    0.5
                 Services

                                                    Total Stocks in Norway                       164,462      223,602    0.5

Philippines      Beverages                82,000    San Miguel Corp. (Class B)                   272,811      330,243    0.7

                                                    Total Stocks in the Philippines              272,811      330,243    0.7

South Korea      Engineering &             4,900  ++Hyundai Engineering & Construction            63,847       23,275    0.0
                 Construction                       Co., Ltd. (GDR)**(d)

                                                    Total Stocks in South Korea                   63,847       23,275    0.0

Spain            Petroleum                 9,400    Repsol S.A. (ADR)*                           308,300      372,475    0.9

                                                    Total Stocks in Spain                        308,300      372,475    0.9

Sweden           Banking                  16,200    Sparbanken Sverige AB (Class A)              207,538      257,292    0.6

                 Investment               26,300    Bure Investment AB                           243,251      385,013    0.9
                 Management

                                                    Total Stocks in Sweden                       450,789      642,305    1.5

Switzerland      Electrical Equipment        285    BBC Brown Boveri & Cie (Bearer)              304,247      364,512    0.8

                 Pharmaceuticals           6,000  ++Novartis AG (ADR)* (e)                       285,354      341,250    0.8

                                                    Total Stocks in Switzerland                  589,601      705,762    1.6


SCHEDULE OF INVESTMENTS (concluded)                                                                           (in US dollars)

                 Global Opportunity Portfolio (concluded)

                                          Shares                                                             Value    Percent of
COUNTRY          Industries                Held             Foreign Stocks                        Cost     (Note 1a)  Net Assets
United Kingdom   Banking                  29,000    National Westminster Bank PLC            $   309,851  $   358,535    0.8%

                 Beverages                46,300    Grand Metropolitan PLC                       324,693      344,639    0.8

                 Chemicals                 7,100    Imperial Chemical Industries PLC              91,648       85,845    0.2
                                           7,500    Imperial Chemical Industries PLC (ADR)*      389,042      368,437    0.8
                                                                                             -----------  -----------  ------
                                                                                                 480,690      454,282    1.0

                 Electrical Equipment     58,800    General Electric Co. PLC (Ordinary)          316,394      367,485    0.9

                 Pharmaceuticals          24,500    Glaxo Wellcome PLC                           340,903      392,416    0.9

                 Retail                   37,000    Boots Company PLC                            356,406      392,813    0.9

                 Steel                   134,000    British Steel PLC                            358,843      321,029    0.7

                 Telecommunications       94,000    Vodafone Group PLC                           329,936      406,714    0.9

                                                    Total Stocks in the United Kingdom         2,817,716    3,037,913    6.9


                                                    Total Investments in Foreign Stocks       18,352,215   20,524,669   46.8


                                                    Total Investments in US & Foreign
                                                    Stocks                                    29,399,795   33,612,709   76.7

SHORT-TERM                               Face
SECURITIES                              Amount              Issue
                 Commercial         US$1,516,000    General Electric Capital Corp.,
                 Paper***                           5.58% due 2/03/1997                        1,515,530    1,515,530    3.4

                                                    Total Investments in Short-Term
                                                    Securities                                 1,515,530    1,515,530    3.4

                 Total Investments                                                           $38,922,276   42,893,999   97.8
                                                                                             ===========
                 Unrealized Appreciation on Forward Foreign Exchange Contracts++++                            656,544    1.5
                 Other Assets Less Liabilities                                                                302,116    0.7
                                                                                                          -----------  ------
                 Net Assets                                                                               $43,852,659  100.0%
                                                                                                          ===========  ======

                *American Depositary Receipts (ADR).
               **Global Depositary Receipts (GDR).
              ***Commercial Paper is traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Portfolio.
              (a)Name changed from Oracle Systems Corp.
              (b)Name changed as a result of the merger of Kymmene Corporation and
                 Repola Ltd.
              (c)Name changed from Aetna Life & Casualty Co.
              (d)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
              (e)Name changed from Sandoz AG.
               ++Non-income producing security.
             ++++Forward foreign exchange contracts as of January 31, 1997 were as follows:

                 Foreign                   Expiration         Unrealized
                 Currency Sold                Date           Appreciation
                 Chf          450,000     February 1997        $ 10,933
                 DM        14,720,469     February 1997         201,822
                 Frf       10,575,000     February 1997          65,505
                 Pound      1,600,000     February 1997         144,461
                 Sterling
                 Pta       86,432,000     February 1997          28,355
                 YEN      508,000,000     February 1997         205,468

                 Total Unrealized Appreciation on Forward
                 Foreign Exchange Contracts--Net
                 (US$ Commitment--$19,262,633)                 $656,544
                                                               ========

                 See Notes to Financial Statements.


SCHEDULE OF INVESTMENTS                                                                                       (in US dollars)
                 Growth Opportunity Portfolio
                                          Shares                                                             Value    Percent of
                 Industries                Held             Common Stocks                         Cost     (Note 1a)  Net Assets
                 Advertising               3,400    Interpublic Group of Companies, Inc.     $   153,631  $   167,875    1.1%

                 Banking & Financial      13,000    H.F. Ahmanson & Company                      421,546      487,500    3.2
                                           3,000    State Street Boston Corp.                    164,596      219,375    1.4
                                           3,000    US Bancorp                                   129,706      136,500    0.9
                                           1,200    Wells Fargo & Co.                            312,573      365,700    2.4
                                                                                             -----------  -----------  ------
                                                                                               1,028,421    1,209,075    7.9

                 Beverages                 9,000    The Coca-Cola Company                        424,084      520,875    3.4

                 Communication Equipment   2,000  ++cisco Systems, Inc.                          147,250      139,250    0.9
                                           3,000  ++FORE Systems, Inc.                            89,250       87,375    0.6
                                           8,000    Lucent Technologies, Inc.                    420,273      434,000    2.8
                                           5,000    Telefonaktiebolaget LM Ericsson (ADR)*       168,585      168,125    1.1
                                                                                             -----------  -----------  ------
                                                                                                 825,358      828,750    5.4

                 Computers                 3,575  ++Compaq Computer Corp.                        249,445      310,578    2.0
                                           7,500    Hewlett-Packard Co.                          408,847      394,688    2.6
                                                                                             -----------  -----------  ------
                                                                                                 658,292      705,266    4.6

                 Cosmetics                 7,000    Gillette Company (The)                       459,160      570,500    3.7
                                             100    International Flavors & Fragrances Inc.        4,970        4,438    0.0
                                                                                             -----------  -----------  ------
                                                                                                 464,130      574,938    3.7

                 Electrical Equipment        100    Emerson Electric Company                       8,482        9,875    0.1
                                           4,000    General Electric Co.                         338,764      412,000    2.7
                                           2,000    Honeywell, Inc.                              144,477      144,250    0.9
                                                                                             -----------  -----------  ------
                                                                                                 491,723      566,125    3.7

                 Electronics               2,500    Intel Corp.                                  321,227      405,313    2.6

                 Energy                    7,000    El Paso Natural Gas Co.                      328,755      377,125    2.5
                                           8,000    Enron Corp.                                  344,341      330,000    2.2
                                                                                             -----------  -----------  ------
                                                                                                 673,096      707,125    4.7

                 Entertainment             6,400  ++Viacom, Inc. (Class A)                       241,568      217,600    1.4
                                           2,000    Walt Disney Co.                              121,933      146,500    1.0
                                                                                             -----------  -----------  ------
                                                                                                 363,501      364,100    2.4

                 Financial Services       13,500    Federal National Mortgage Association        451,454      533,250    3.5
                                           3,000    The Travelers Group, Inc.                    107,348      157,125    1.0
                                                                                             -----------  -----------  ------
                                                                                                 558,802      690,375    4.5

                 Food                      1,500    ConAgra, Inc.                                 70,590       75,750    0.5
                                           5,000    Nabisco Holdings Corporation (Class A)       184,143      191,250    1.3
                                           2,000    Sara Lee Corp.                                64,076       79,000    0.5
                                             100    Wrigley (Wm.) Jr. Co.                          5,920        5,813    0.0
                                                                                             -----------  -----------  ------
                                                                                                 324,729      351,813    2.3


SCHEDULE OF INVESTMENTS (concluded)                                                                           (in US dollars)
                 Growth Opportunity Portfolio (concluded)

                                          Shares                                                             Value    Percent of
                 Industries                Held             Common Stocks                         Cost     (Note 1a)  Net Assets
                 Food Merchandising        4,000    Albertson's, Inc.                        $   159,212  $   140,000    0.9%
                                           4,000  ++Meyer (Fred), Inc.                           138,367      138,500    0.9
                                                                                             -----------  -----------  ------
                                                                                                 297,579      278,500    1.8

                 Hotels                    1,000    Marriott International, Inc.                  46,921       53,125    0.3

                 Household Products          500    Colgate-Palmolive Co.                         37,260       48,375    0.3
                                           2,500    Kimberly-Clark Corp.                         191,350      243,750    1.6
                                           2,000    Procter & Gamble Company                     172,295      231,000    1.5
                                                                                             -----------  -----------  ------
                                                                                                 400,905      523,125    3.4

                 Information Processing    1,000    Electronic Data Systems Corp. (b)             54,463       46,000    0.3
                                          10,000    First Data Corp.                             374,336      360,000    2.3
                                                                                             -----------  -----------  ------
                                                                                                 428,799      406,000    2.6

                 Insurance                 4,500    Aetna Inc. (c)                               353,425      355,500    2.3
                                           3,500    American International Group, Inc.           352,758      423,937    2.8
                                           9,000    Travelers/Aetna Property Casualty Corp.      253,471      328,500    2.1
                                                                                             -----------  -----------  ------
                                                                                                 959,654    1,107,937    7.2

                 Leisure                   3,500    Polygram N.V. (NY Registered Shares)         205,850      154,875    1.0

                 Medical Technology        3,000  ++Boston Scientific Corp.                      189,613      204,750    1.3
                                           6,000    Johnson & Johnson                            286,361      345,750    2.3
                                                                                             -----------  -----------  ------
                                                                                                 475,974      550,500    3.6

                 Oil & Services            4,800  ++Diamond Offshore Drilling, Inc.              340,411      317,400    2.1
                                           4,000    Schlumberger, Ltd.                           416,591      444,500    2.9
                                                                                             -----------  -----------  ------
                                                                                                 757,002      761,900    5.0

                 Pharmaceuticals           4,000  ++Amgen, Inc.                                  238,125      225,500    1.5
                                           1,500    Bristol-Myers Squibb Co.                     144,171      190,500    1.2
                                           5,500    Merck & Co., Inc.                            363,473      499,125    3.3
                                           7,000    Pfizer, Inc.                                 531,265      650,125    4.2
                                                                                             -----------  -----------  ------
                                                                                               1,277,034    1,565,250   10.2

                 Photography               1,200    Eastman Kodak Co.                             89,634      104,100    0.7

                 Pollution Control           500    WMX Technologies, Inc.                        14,160       18,312    0.1

                 Restaurants               3,000    McDonald's Corp.                             142,703      136,500    0.9

                 Retail--Specialty         6,800    Rite Aid Corp.                               236,425      272,000    1.8
                                             750  ++Staples, Inc.                                 13,000       15,375    0.1
                                                                                             -----------  -----------  ------
                                                                                                 249,425      287,375    1.9

                 Retail Stores             5,000    Wal-Mart Stores, Inc.                        120,805      118,750    0.8

                 Software--Computer        5,875    Computer Associates International, Inc.      297,390      266,578    1.7
                                           5,000  ++Microsoft Corp.                              360,850      509,375    3.3
                                           1,000  ++Oracle Corp. (a)                              35,973       38,750    0.3
                                                                                             -----------  -----------  ------
                                                                                                 694,213      814,703    5.3

                 Toys                      8,000    Hasbro, Inc.                                 307,534      316,000    2.1

                 Travel & Lodging          1,000    Carnival Corporation (Class A)                26,786       36,750    0.2

                                                    Total Investments in Common Stocks        12,781,972   14,325,332   93.4

                                           Face
                                          Amount            Short-Term Securities

                 US Government         $ 524,000    Federal Home Loan Mortgage Corp.,            523,840      523,840    3.4
                 Agency Obligations**               5.48% due 2/03/1997

                                                    Total Investments in Short-Term
                                                    Securities                                   523,840      523,840    3.4

                 Total Investments                                                           $13,305,812   14,849,172   96.8
                                                                                             ===========
                 Other Assets Less Liabilities                                                                492,626    3.2
                                                                                                          -----------  ------
                 Net Assets                                                                               $15,341,798  100.0%
                                                                                                          ===========  ======

                *American Depositary Receipts (ADR).
               **Certain US Government Agency Obligations are traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Portfolio.
              (a)Name changed from Oracle Systems Corp.
              (b)Name changed from General Motors Corp. (Class E).
              (c)Name changed from Aetna Life & Casualty Co.
               ++Non-income producing security.

                 See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS                                                                                       (in US dollars)
                    Quality Bond Portfolio

                     S&P    Moody's   Face                                                                           Value
INDUSTRIES          Ratings Ratings  Amount                  Bonds & Notes                                 Cost    (Note 1a)
Asset-Backed        AAA     Aaa    $150,000   Banc One Credit Card Master Trust, Series B, 7.55%
Securities--1.6%                              due 12/15/1999                                          $  152,748  $  151,922

Banking--21.3%      AA-     Aa3     150,000   Banc One Milwaukee, 6.625% due 4/15/2003                   156,155     148,515
                    BBB+    A3      115,000 ++Bangkok Metropolitan Bank Public Co. Ltd., 7.25%
                                              due 9/15/2005                                              113,956     112,618
                    A-      A2      250,000   Bank of New York Company Inc. (The), 7.875% due
                                              11/15/2002                                                 276,675     262,300
                    BBB+    A1      100,000   Bank of New York Company Inc. (The), 7.97% due
                                              12/31/2026                                                  99,653     100,282
                    A+      A1      250,000   BankAmerica Corp., 6.65% due 5/01/2001                     249,863     249,820
                    BBB-    Baa3    200,000   Capital One Bank, 6.83% due 5/17/1999                      202,324     201,410
                    A       A2      253,000   First Chicago Corp., 9% due 6/15/1999                      268,428     265,812
                    AA-     Aa3     250,000   Norwest Corporation, 6.75% due 5/12/2000                   249,628     252,573
                    BBB+    A2      200,000   Wells Fargo & Company, 8.375% due 5/15/2002                213,120     212,548
                    BBB     A1      200,000   Wells Fargo Capital I, 7.96% due 12/15/2026                196,634     198,976
                                                                                                      ----------  ----------
                                                                                                       2,026,436   2,004,854


SCHEDULE OF INVESTMENTS (concluded)                                                                           (in US dollars)
                    Quality Bond Portfolio (concluded)

                     S&P    Moody's   Face                                                                           Value
INDUSTRIES          Ratings Ratings  Amount                  Bonds & Notes                                 Cost    (Note 1a)
Financial           A       A2    $ 200,000   Bear Stearns Co., 6.75% due 8/15/2000                   $  198,730  $  200,778
Services--12.2%     A       A2      200,000   Beneficial Corporation, 7.75% due 11/08/2002               209,676     208,900
                    A       A2      150,000   Dean Witter, Discover & Co., 6.30% due 1/15/2006           149,340     141,585
                    AA-     A2      150,000   Pacific Mutual Life Insurance, Inc., 7.90%
                                              due 12/30/2023                                             147,533     151,214
                    A-      A2      150,000   Smith Barney Holdings, Inc., 6.875% due 6/15/2005          148,485     146,924
                    A       A1      100,000   Travelers Capital II, 7.75% due 12/01/2036                 100,170      96,142
                    A+      A1      200,000   The Travelers Group, Inc., 7.875% due 5/15/2025            205,616     204,932
                                                                                                      ----------  ----------
                                                                                                       1,159,550   1,150,475

Financial           A-      A3      200,000   General Motors Acceptance Corp.,
Services--                                    6.70% due 4/18/1997                                        203,006     200,448
Captive--2.1%

Financial           A+      A1      200,000   American General Finance Corp., 7.70% due
Services--                                    11/15/1997                                                 203,396     202,436
Consumer--5.1%      AA-     Aa3     200,000   Associates Corp. of North America, 5.25%
                                              due 9/01/1998                                              193,918     197,164
                    A+      Aa3      75,000   CIT Group Holdings, Inc., 7% due 9/30/1997                  75,607      75,571
                                                                                                      ----------  ----------
                                                                                                         472,921     475,171

Industrial--        AA-     A1      100,000   Anheuser-Busch Co., Inc., 8.75% due 12/01/1999             107,905     105,974
Consumer Goods--    A+      A1      100,000   Bass America, Inc., 8.125% due 3/31/2002                   105,928     105,896
5.6%                A-      A2      100,000   Sears, Roebuck & Co., 9.25% due 4/15/1998                  106,444     103,601
                    AA      A2      200,000   Wal-Mart Stores, Inc., 8.50% due 9/15/2024                 207,350     210,804
                                                                                                      ----------  ----------
                                                                                                         527,627     526,275

Industrial--        AA      Aa2     175,000   BP America Inc., 9.375% due 11/01/2000                     200,263     191,784
Energy--2.0%

Industrial--        A       A2      150,000   Carnival Cruise Lines, Inc., 7.70% due 7/15/2004           156,745     155,160
Other--7.4%         A+      A1      200,000   Ford Motor Credit Company, 7% due 9/25/2001                199,204     202,914
                    A-      A3       90,000   IBP, Inc., 6.125% due 2/01/2006                             82,690      84,357
                    BBB+    A3      250,000   Lockheed Martin Corp., 6.55% due 5/15/1999                 249,880     250,972
                                                                                                      ----------  ----------
                                                                                                         688,519     693,403

Industrial--        A       A2      249,037 ++Disney Enterprises Inc., 6.85% due 1/10/2007**             248,870     247,294
Services--2.6%

Supranational--     AAA     Aaa     200,000   Asian Development Bank, 6.125% due 3/09/2004               198,300     195,906
2.1%

US Government                                 US Treasury Notes:
Obligations--9.3%   AAA     Aaa     150,000     7.125% due 10/15/1998                                    158,086     152,976
                    AAA     Aaa     200,000     7.50% due 11/15/2001                                     210,406     209,938
                    AAA     Aaa     200,000     5.875% due 2/15/2004                                     194,031     194,124
                    AAA     Aaa     300,000     7.25% due 8/15/2004                                      321,937     314,343
                                                                                                      ----------  ----------
                                                                                                         884,460     871,381

Utilities--         AA-     Aa2     200,000   Duke Power Co., 8% due 11/01/1999                          208,016     207,798
Electric--8.4%      AA-     A1      250,000   Northern States Power Company, 7.125% due 7/01/2025        254,800     243,665
                    A-      A3      180,000   Public Service Electric & Gas Co., 7.125%
                                              due 11/01/1997                                             181,514     181,193
                    A       A2      150,000   Virginia Electric & Power Co., 8.625% due 10/01/2024       166,200     158,094
                                                                                                      ----------  ----------
                                                                                                         810,530     790,750

Utilities--         A+      A2      300,000   Alltel Corp., 6.75% due 9/15/2005                          295,380     295,152
Communications--
3.1%

Yankees             BBB+    Baa1    200,000   Crown Cork & Seal Company, Inc., 6.75% due 12/15/2003      198,926     197,820
Corporate--7.4%     A       A3      250,000   Mass Transit Railway Corp., 7.25% due 10/01/2005           260,325     250,577
                    A+      A2      100,000   Pohang Iron & Steel Company, Ltd., 7.375%
                                              due 5/15/2005                                              101,816     100,805
                    BBB     A3      150,000   State Development Bank of China, 7.375%
                                              due 2/01/2007                                              149,601     149,601
                                                                                                      ----------  ----------
                                                                                                         710,668     698,803

Yankees             A+      A2      150,000   Province of Quebec, 7.125% due 2/09/2024                   150,195     141,441
Sovereign--1.5%

                                              Total Investments in Bonds & Notes--91.7%                8,729,473   8,635,059

SHORT-TERM
SECURITIES                                                  Issue

US Government &                     758,000   Federal Home Loan Mortgage Corp., 5.48%                    758,000     758,000
Agency                                        due 2/03/1997
Obligations*--8.1%

                                              Total Investments in Short-Term Securities--8.1%           758,000     758,000


                    Total Investments--99.8%                                                          $9,487,473   9,393,059
                                                                                                      ==========
                    Other Assets Less Liabilities--0.2%                                                               22,083
                                                                                                                  ----------
                    Net Assets--100.0%                                                                            $9,415,142
                                                                                                                  ==========

                   *Certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Portfolio.
                  **Subject to principal paydowns.
                  ++The security may be offered and sold to "qualified institutional investors" under Rule 144A of the Securities Act of 1933.
                    Ratings of issues shown have not been audited by Deloitte & Touche LLP.

                    See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS                                                                                       (in US dollars)
                        US Government Securities Portfolio

                                                                          Face     Interest        Maturity          Value
                        Issue                                            Amount      Rate           Date(s)         (Note 1a)
US Government &         Federal Home Loan Mortgage Corporation         $1,326,777  11.50 %        6/01/2019      $ 1,492,624
Agency Mortgage-        Federal Home Loan Mortgage Corporation--
Backed Obligations*--   Gold Program                                    1,869,683   7.50    8/01/2025-10/01/2025   1,873,180
80.1%                   Federal Home Loan Mortgage Corporation--
                        Gold Program                                    1,000,000   7.00         1/01/2020           980,620
                        Federal Home Loan Mortgage Corporation--
                        Gold Program                                    2,770,686   6.50    2/01/2011-5/01/2011    2,725,909
                        Government National Mortgage Association        1,790,949   7.50   12/15/2022-10/01/2025   1,799,656

                        Total US Government & Agency Mortgage-Backed Obligations (Cost--$8,854,797)                8,871,989

US Government           US Treasury Notes                                 700,000   6.00         8/15/1999           699,559
Obligations--13.6%      US Treasury STRIPS****                          1,000,000   5.476++      8/15/2000           806,120

                        Total US Government Obligations (Cost--$1,511,443)                                         1,505,679

SHORT-TERM
SECURITIES

US Government           Federal National Mortgage Association,          1,000,000   5.25         2/13/1997           998,542
Agency                  Discount Note
Obligations***--9.0%
                        Face Amount                               Issue
Repurchase              $481,000            Nikkos Securities Company, purchased on 1/31/1997 to
Agreements**--4.4%                          yield 5.51% to 2/03/1997                                                 481,000

                        Total Investments in Short-Term Securities (Cost--$1,479,542)                              1,479,542


                        Total Investments (Cost--$11,845,782)--107.1%                                             11,857,210

                        Liabilities in Excess of Other Assets--(7.1%)                                               (786,856)
                                                                                                                 -----------
                        Net Assets--100.0%                                                                       $11,070,354
                                                                                                                       ===========

                       *Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
                      **Repurchase Agreements are fully collateralized by US Government &
                        Agency Obligations.
                     ***Certain US Government Obligations are traded on a discount basis;
                        the interest rate shown is the discount rate paid at the time of purchase by the Portfolio.
                    ****STRIPS--Separate Trading of Registered Interest and Principal of
                        Securities.
                      ++Represents the yield-to-maturity on this zero coupon issue at the time of purchase by the Portfolio.

                        See Notes to Financial Statements.




EQUITY PORTFOLIO CHANGES



FUNDAMENTAL
VALUE PORTFOLIO


For the Quarter Ended January 31, 1997


Additions


*Applied Materials, Inc.
 Black & Decker Corp.
*Data General Corp.
 Dow Jones & Company, Inc.
 GTE Corp.
 Great Lakes Chemical Corporation
 Harrah's Entertainment, Inc.
 ITT Corp.
 Integrated Device Technology, Inc.
 Mentor Graphics Corporation
*Olympic Financial Ltd.
 Transitional Hospitals Corp.

Deletions


 ADT Ltd.
*Applied Materials, Inc.
 Camden Property Trust
 Community Psychiatric Centers
*Data General Corp.
 Downey Financial Corporation
 Fingerhut Companies, Inc.
 Micron Technology, Inc.
*Olympic Financial Ltd.
 Storage Technology Corp.
 TETRA Technologies, Inc.


GLOBAL
OPPORTUNITY
PORTFOLIO


For the Quarter Ended January 31, 1997


Additions


 AlliedSignal, Inc.
 American Home Products Corporation
 BankAmerica Corp.
 Black & Decker Corp.
 Brunswick Corporation
 Cabletron Systems, Inc.
 Centocor, Inc.
 Compaq Computer Corp.
 Countrywide Credit Industries, Inc.
*Covance, Inc.
 El Paso Natural Gas Co.
 IMC Global, Inc.
 Imax Corporation
 Imperial Chemical Industries PLC
*Linear Technology Corp.
 Oakwood Homes Corporation
 Puma AG
*Quest Diagnostics Inc.
 Rite Aid Corporation
*Seat S.p.A.
 Travelers Group Inc.

Deletions


 Banco de Galicia y Buenos Aires S.A.
  (Rights)
 Baxter International, Inc.
 The Boeing Co.
 The Coca-Cola Company
*Covance, Inc.
 Deere & Company
 Electronic Data Systems Corp.
 The Limited, Inc.
*Linear Technology Corp.
 Microsoft Corp.
 Northern Telecom Ltd.
 PPG Industries, Inc.
 Procter & Gamble Company
*Quest Diagnostics Inc.
*Seat S.p.A.
 Spieker Properties, Inc.
 Thrifty Payless Holdings, Inc. (Class B)
 Toys 'R' Us, Inc.


GROWTH
OPPORTUNITY
PORTFOLIO


For the Quarter Ended January 31, 1997


Additions


 cisco Systems, Inc.
 Diamond Offshore Drilling, Inc.
 FORE Systems, Inc.
 Hewlett-Packard Co.
 Honeywell, Inc.
 Lucent Technologies, Inc.
 Telefonaktiebolaget LM Ericsson (ADR)
 US Bancorp

Deletions

 Duracell International, Inc.
 MCI Communications Corp.
 Pharmacia & Upjohn, Inc.
 SmithKline Beecham Corp. PLC (ADR)

[FN]
*Added and deleted in the same quarter.



STATEMENTS OF ASSETS AND LIABILITIES
                                                    Fundamental     Global        Growth       Quality      US Government
                                                       Value     Opportunity    Opportunity      Bond        Securities
                    As of January 31, 1997           Portfolio    Portfolio      Portfolio     Portfolio      Portfolio
Assets:             Investments, at value*
                    (Note 1a)                       $54,377,700  $42,893,999    $14,849,172   $ 9,393,059    $11,857,210
                    Foreign cash (Note 1c)                   --          612             --            --             --
                    Cash                                  5,013          107          9,484         1,089            777
                    Unrealized appreciation on
                    forward foreign exchange
                    contracts (Note 1b)                      --      656,544             --            --             --
                    Receivables:
                      Securities sold                   128,566      284,558        319,295       153,158             --
                      Interest                               --      183,512             --       157,437         89,243
                      Capital shares sold               141,339      160,850        149,379         6,276          3,217
                      Investment adviser (Note 2)            --           --             --        63,210         70,037
                      Dividends                          24,747       42,378         13,826            --             --
                      Principal paydowns                     --           --             --            --         13,309
                    Deferred organization expenses
                    (Note 1f)                            22,240       51,891         64,510        12,735         27,849
                    Prepaid registration fees and
                    other assets (Note 1f)               99,094       46,558         12,346        61,682         45,987
                                                    -----------  -----------    -----------   -----------    -----------
                    Total assets                     54,798,699   44,321,009     15,418,012     9,848,646     12,107,629
                                                    -----------  -----------    -----------   -----------    -----------

Liabilities:        Payables:
                      Securities purchased              290,284      237,250             --       361,750        973,896
                      Capital shares redeemed            72,665       53,130         14,951        26,389         12,379
                      Distributor (Note 2)               42,296       34,540         11,583         4,556          4,195
                      Investment adviser (Note 2)        29,300       27,192          7,874            --             --
                      Dividends to shareholders
                      (Note 1g)                              --           --             --        16,399         18,474
                      Forward foreign exchange
                      contracts (Note 1b)                    --        1,190             --            --             --
                    Accrued expenses and other
                    liabilities                         125,457      115,048         41,806        24,410         28,331
                                                    -----------  -----------    -----------   -----------    -----------
                    Total liabilities                   560,002      468,350         76,214       433,504      1,037,275
                                                    -----------  -----------    -----------   -----------    -----------

Net Assets:         Net assets                      $54,238,697  $43,852,659    $15,341,798   $ 9,415,142    $11,070,354
                                                    ===========  ===========    ===========   ===========    ===========

Net Assets          Class A Common Stock, $0.10
Consist of:         par value++                     $     1,541  $     1,081    $       487   $    23,012    $    43,989
                    Class B Common Stock, $0.10
                    par value++++                       260,068      256,992         84,072        49,276         44,275
                    Class C Common Stock, $0.10
                    par value++++++                     112,153       90,008         39,831        19,256         17,239
                    Class D Common Stock, $0.10
                    par value++++++++                    30,862       21,774          6,952         4,618          3,065
                    Paid-in capital in excess
                    of par                           45,653,660   38,384,675     13,442,355     9,467,890     10,947,717
                    Accumulated investment
                    loss--net                          (478,635)     (10,827)      (154,034)           --             --
                    Undistributed (accumulated)
                    realized capital gains
                    (losses) on investments and
                    foreign currency
                    transactions--net(Note 7)         3,451,814      491,980        378,775       (19,779)         2,641
                    Accumulated distributions
                    in excess of realized
                    capital gains on investments
                    --net (Note 1g)                          --           --             --       (34,717)            --
                    Unrealized appreciation
                    (depreciation) on investments
                    and foreign currency
                    transactions--net                 5,207,234    4,616,976      1,543,360       (94,414)        11,428
                                                    -----------  -----------    -----------   -----------    -----------
                    Net assets                      $54,238,697  $43,852,659    $15,341,798   $ 9,415,142    $11,070,354
                                                    ===========  ===========    ===========   ===========    ===========

Net Asset Value:    Class A:
                      Net assets                    $   209,226  $   129,067    $    57,448   $ 2,253,978    $ 4,485,747
                                                    ===========  ===========    ===========   ===========    ===========
                      Shares outstanding                 15,411       10,815          4,873       230,122        439,890
                                                    ===========  ===========    ===========   ===========    ===========
                      Net asset value and
                      redemption price per share    $     13.58  $     11.93    $     11.79   $      9.79    $     10.20
                                                    ===========  ===========    ===========   ===========    ===========

                    Class B:
                      Net assets                    $34,827,598  $30,468,965    $ 9,816,397   $ 4,824,038    $ 4,514,545
                                                    ===========  ===========    ===========   ===========    ===========
                      Shares outstanding              2,600,676    2,569,917        840,723       492,756        442,746
                                                    ===========  ===========    ===========   ===========    ===========
                      Net asset value and
                      redemption price per share    $     13.39  $     11.86    $     11.68   $      9.79    $     10.20
                                                    ===========  ===========    ===========   ===========    ===========

                    Class C:
                      Net assets                    $15,021,781  $10,658,359    $ 4,648,954   $ 1,885,012    $ 1,757,414
                                                    ===========  ===========    ===========   ===========    ===========
                      Shares outstanding              1,121,527      900,077        398,309       192,563        172,388
                                                    ===========  ===========    ===========   ===========    ===========
                      Net asset value and
                      redemption price per share    $     13.39  $     11.84    $     11.67   $      9.79     $    10.19
                                                    ===========  ===========    ===========   ===========    ===========

                    Class D:
                      Net assets                    $ 4,180,092  $ 2,596,268    $   818,999   $   452,114    $   312,648
                                                    ===========  ===========    ===========   ===========    ===========
                      Shares outstanding                308,620      217,736         69,522        46,182         30,648
                                                    ===========  ===========    ===========   ===========    ===========
                      Net asset value and
                      redemption price per share    $     13.54  $     11.92    $     11.78   $      9.79    $     10.20
                                                    ===========  ===========    ===========   ===========    ===========

                     *Identified cost               $49,170,466  $38,922,276    $13,305,812   $ 9,487,473    $11,845,782
                                                    ===========  ===========    ===========   ===========    ===========
                    ++Authorized shares--Class A      6,250,000    6,250,000      6,250,000     6,250,000     26,250,000
                                                    ===========  ===========    ===========   ===========    ===========
                  ++++Authorized shares--Class B      6,250,000    6,250,000      6,250,000     6,250,000     26,250,000
                                                    ===========  ===========    ===========   ===========    ===========
                ++++++Authorized shares--Class C      6,250,000    6,250,000      6,250,000     6,250,000      6,250,000
                                                    ===========  ===========    ===========   ===========    ===========
              ++++++++Authorized shares--Class D      6,250,000    6,250,000      6,250,000     6,250,000      6,250,000
                                                    ===========  ===========    ===========   ===========    ===========

                      See Notes to Financial Statements.


STATEMENTS OF OPERATIONS
                                                    Fundamental     Global        Growth       Quality      US Government
                    For the Year Ended                 Value     Opportunity    Opportunity      Bond        Securities
                    January 31, 1997                 Portfolio    Portfolio      Portfolio     Portfolio      Portfolio
Investment Income   Interest and discount earned*   $   245,212  $   627,518    $    70,071   $   549,506    $   703,108
(Notes 1d & 1e):    Dividends**                         614,117      528,065        105,824            --             --
                    Other                                    --           --             --           492             --
                                                    -----------  -----------    -----------   -----------    -----------
                    Total income                        859,329    1,155,583        175,895       549,998        703,108
                                                    -----------  -----------    -----------   -----------    -----------

Expenses:           Registration fees (Note 1f)          87,658      267,666         61,496       105,639        169,918
                    Investment advisory fees
                    (Note 2)                            284,074      255,998         57,884        40,461         52,827
                    Account maintenance and
                    distribution fees--Class B
                    (Note 2)                            283,793      237,750         52,397        29,716         28,821
                    Transfer agent fees--Class B
                    (Note 2)                            157,251      145,212         41,517        21,851         10,648
                    Printing and shareholder
                    reports                             117,813       99,268         19,846        21,580         13,409
                    Account maintenance and
                    distribution fees--Class C
                    (Note 2)                            117,326       79,435         24,977        12,944         11,916
                    Accounting services (Note 2)         96,812       76,883         24,366        20,217          4,466
                    Transfer agent fees--Class C
                    (Note 2)                             68,439       51,576         20,825         9,301          4,356
                    Professional fees                    50,859       40,525          3,683        12,005         15,372
                    Custodian fees                       21,670       46,515         13,524        11,297         12,179
                    Amortization of organization
                    expenses (Note 1f)                    7,413       17,297         16,127         4,260          9,300
                    Transfer agent fees--Class D
                    (Note 2)                             15,856       10,464          3,156         1,422            530
                    Transfer agent fees--Class A
                    (Note 2)                                754        1,854          4,986         9,543         10,017
                    Directors' fees and expenses         10,606        8,594            865         2,174          3,030
                    Account maintenance fees--
                    Class D (Note 2)                      8,573        5,122          1,192           819            664
                    Pricing fees (Note 2)                   273        5,492            120         2,701          1,555
                    Other                                 8,794        6,225            946         5,829          4,532
                                                    -----------  -----------    -----------   -----------    -----------
                    Total expenses before
                    reimbursement                     1,337,964    1,355,876        347,907       311,759        353,540
                    Reimbursement of expenses
                    (Note 2)                                 --      (87,899)       (17,978)     (268,280)      (312,139)
                                                    -----------  -----------    -----------   -----------    -----------
                    Total expenses after
                    reimbursement                     1,337,964    1,267,977        329,929        43,479         41,401
                                                    -----------  -----------    -----------   -----------    -----------
                    Investment income (loss)--net      (478,635)    (112,394)      (154,034)      506,519        661,707
                                                    -----------  -----------    -----------   -----------    -----------

Realized &          Realized gain (loss) from:
Unrealized            Investments--net                6,235,956    1,275,133        378,775       (51,285)           243
Gain (Loss) on        Foreign currency
Investments &         transactions--net                      --      178,163             --            --             --
Foreign Currency    Change in unrealized
Transactions--Net   appreciation (depreciation)
(Notes 1b, 1c,      on:
1e & 3):              Investments--net                2,839,304    2,283,988      1,543,360      (231,164)      (194,411)
                      Foreign currency
                      transactions--net                      --      626,707             --            --             --
                                                    -----------  -----------    -----------   -----------    -----------
                    Net realized and unrealized
                    gain (loss) on investments
                    and foreign currency
                    transactions                      9,075,260    4,363,991      1,922,135      (282,449)      (194,168)
                                                    -----------  -----------    -----------   -----------    -----------
                    Net Increase in Net Assets
                    Resulting from Operations       $ 8,596,625  $ 4,251,597    $ 1,768,101   $   224,070    $   467,539
                                                    ===========  ===========    ===========   ===========    ===========

                   *Net of foreign withholding
                    tax on interest                          --  $     5,366             --            --             --
                                                    ===========  ===========    ===========   ===========    ===========
                  **Net of foreign
                    withholding tax on
                    dividends                       $    15,579  $    30,457    $       828            --             --
                                                    ===========  ===========    ===========   ===========    ===========

                  ++The Portfolio commenced operations on February 2, 1996.

                    See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
                                                                        Fundamental                Global Opportunity
                                                                      Value Portfolio                   Portfolio

                                                                    For the Year Ended             For the Year Ended
                                                                        January 31,                    January 31,
                    Increase (Decrease) in Net Assets:              1997           1996++         1997           1996++
Operations:         Investment income (loss)--net               $  (478,635)   $   (81,282)   $  (112,394)   $   363,179
                    Realized gain (loss) on investments
                    and foreign currency transactions--net        6,235,956        563,770      1,453,296       (132,463)
                    Change in unrealized appreciation on
                    investments and foreign currency
                    transactions--net                             2,839,304      2,367,930      2,910,695      1,706,281
                                                                -----------    -----------    -----------    -----------
                    Net increase in net assets resulting
                    from operations                               8,596,625      2,850,418      4,251,597      1,936,997
                                                                -----------    -----------    -----------    -----------

Dividends &         Investment income--net:
Distributions to      Class A                                            --             --             --        (90,788)
Shareholders          Class B                                            --             --             --       (193,635)
(Note 1g):            Class C                                            --             --             --        (56,404)
                      Class D                                            --             --             --        (22,352)
                    In excess of investment income--net:
                      Class A                                            --             --         (1,274)       (28,087)
                      Class B                                            --             --        (65,176)       (59,905)
                      Class C                                            --             --        (25,328)       (17,449)
                      Class D                                            --             --        (21,506)        (6,915)
                    Realized gain on investments--net:
                      Class A                                       (11,190)        (1,832)        (1,213)            --
                      Class B                                    (1,597,213)      (326,209)      (298,844)            --
                      Class C                                      (693,946)      (125,467)      (104,853)            --
                      Class D                                      (215,995)       (38,990)       (25,165)            --
                    In excess of realized gain on
                    investments--net:
                      Class A                                            --           (978)            --        (14,537)
                      Class B                                            --       (174,333)            --        (41,351)
                      Class C                                            --        (67,053)            --        (11,895)
                      Class D                                            --        (20,837)            --         (3,787)
                    Return of capital--net:
                      Class A                                            --           (265)            --             --
                      Class B                                            --        (47,208)            --             --
                      Class C                                            --        (18,157)            --             --
                      Class D                                            --         (5,642)            --             --
                                                                -----------    -----------    -----------    -----------
                    Net decrease in net assets resulting
                    from dividends and distributions to
                    shareholders                                 (2,518,344)      (826,971)      (543,359)      (547,105)
                                                                -----------    -----------    -----------    -----------
Capital Share       Net increase in net assets derived from
Transactions        capital share transactions                   16,589,653     29,522,316     14,719,748     24,009,781
(Note 4):                                                       -----------    -----------    -----------    -----------

Net Assets:         Total increase in net assets                 22,667,934     31,545,763     18,427,986     25,399,673
                    Beginning of year                            31,570,763         25,000     25,424,673         25,000
                                                                -----------    -----------    -----------    -----------
                    End of year                                 $54,238,697    $31,570,763    $43,852,659    $25,424,673
                                                                ===========    ===========    ===========    ===========

                  ++The Program commenced operations on February 1, 1995.

                    See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (concluded)
                                                       Growth             Quality                   US Government
                                                     Opportunity           Bond                      Securities
                                                      Portfolio          Portfolio                    Portfolio

                                                       For the            For the                      For the
                                                    Period Feb. 2,       Year Ended                   Year Ended
                    Increase (Decrease) in           1996++++ to         January 31,                  January 31,
                    Net Assets:                     Jan. 31, 1997    1997           1996++        1997           1996++
Operations:         Investment income (loss)--net   $  (154,034) $   506,519    $   270,217   $   661,707    $   531,974
                    Realized gain (loss) on
                    investments--net                    378,775      (51,285)        31,507           243        297,048
                    Change in unrealized
                    appreciation (depreciation)
                    on investments--net               1,543,360     (231,164)       136,749      (194,411)       205,839
                                                    -----------  -----------    -----------   -----------    -----------
                    Net increase in net assets
                    resulting from operations         1,768,101      224,070        438,473       467,539      1,034,861
                                                    -----------  -----------    -----------   -----------    -----------

Dividends &         Investment income--net:
Distributions to      Class A                                --     (150,009)      (128,948)     (329,353)      (393,269)
Shareholders          Class B                                --     (238,507)      (101,375)     (222,614)       (98,505)
(Note 1g):            Class C                                --      (96,264)       (31,396)      (85,215)       (33,445)
                      Class D                                --      (21,739)        (8,498)      (16,900)        (6,755)
                    Realized gain on investments
                    --net:
                      Class A                                --           --             --       (32,773)      (133,258)
                      Class B                                --           --             --       (29,573)       (64,660)
                      Class C                                --           --             --       (12,740)       (23,204)
                      Class D                                --           --             --        (2,220)        (3,847)
                    In excess of realized gain
                    on investments--net:
                      Class A                                --       (8,426)            --            --             --
                      Class B                                --      (17,644)            --            --             --
                      Class C                                --       (7,230)            --            --             --
                      Class D                                --       (1,417)            --            --             --
                                                    -----------  -----------    -----------   -----------    -----------
                    Net decrease in net assets
                    resulting from dividends
                    and distributions to
                    shareholders                             --     (541,236)      (270,217)     (731,388)      (756,943)
                                                    -----------  -----------    -----------   -----------    -----------

Capital Share       Net increase in net assets
Transactions        derived from capital share
(Note 4):           transactions                     13,569,697    3,143,735      6,395,317     1,556,845      9,474,440
                                                    -----------  -----------    -----------   -----------    -----------

Net Assets:         Total increase in net assets     15,337,798    2,826,569      6,563,573     1,292,996      9,752,358
                    Beginning of period                   4,000    6,588,573         25,000     9,777,358         25,000
                                                    -----------  -----------    -----------   -----------    -----------
                    End of period                   $15,341,798  $ 9,415,142    $ 6,588,573   $11,070,354    $ 9,777,358
                                                    ===========  ===========    ===========   ===========    ===========

                  ++The Program commenced operations on February 1, 1995.
                ++++Commencement of Operations.

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS

                                                                              Fundamental Value Portfolio++

                                                                          Class A                       Class B
                    The following per share data and ratios have
                    been derived from information provided in             For the                       For the
                    the financial statements.                            Year Ended                    Year Ended
                                                                         January 31,                   January 31,
                    Increase (Decrease) in Net Asset Value:          1997           1996++++       1997           1996++++
Per Share           Net asset value, beginning of year              $ 11.67        $ 10.00        $ 11.55        $ 10.00
Operating                                                           -------        -------        -------        -------
Performance:        Investment income (loss)--net                      (.01)           .25           (.15)          (.07)
                    Realized and unrealized gain on
                    investments --net                                  2.70           1.76           2.65           1.96
                                                                    -------        -------        -------        -------
                    Total from investment operations                   2.69           2.01           2.50           1.89
                                                                    -------        -------        -------        -------
                    Less distributions:
                      Realized gain on investments--net                (.78)          (.20)          (.66)          (.20)
                      In excess of realized gain on
                      investments--net                                   --           (.11)            --           (.11)
                      Return of capital--net                             --           (.03)            --           (.03)
                                                                    -------        -------        -------        -------
                    Total distributions                                (.78)          (.34)          (.66)          (.34)
                                                                    -------        -------        -------        -------
                    Net asset value, end of year                    $ 13.58        $ 11.67        $ 13.39        $ 11.55
                                                                    =======        =======        =======        =======

Total Investment    Based on net asset value per share               23.20%         20.10%+++      21.79%         18.89%+++
Return:*                                                            =======        =======        =======        =======

Ratio to            Expenses, net of reimbursement                    2.03%          1.54%          3.11%          3.29%
Average Net                                                         =======        =======        =======        =======
Assets:             Expenses                                          2.03%          2.00%          3.11%          3.39%
                                                                    =======        =======        =======        =======
                    Investment income (loss)--net                     (.07%)         1.99%         (1.15%)         (.61%)
                                                                    =======        =======        =======        =======

Supplemental        Net assets, end of year (in thousands)          $   209        $   121        $34,828        $20,989
Data:                                                               =======        =======        =======        =======
                    Portfolio turnover                               80.60%         51.37%         80.60%         51.37%
                                                                    =======        =======        =======        =======
                    Average commission rate paid+++++               $ .0539             --        $ .0539             --
                                                                    =======        =======        =======        =======


                                                                               Fundamental Value Portfolio++

                                                                          Class C                       Class D
                    The following per share data and ratios have
                    been derived from information provided in             For the                       For the
                    the financial statements.                            Year Ended                    Year Ended
                                                                         January 31,                   January 31,
                    Increase (Decrease) in Net Asset Value:          1997           1996++++       1997           1996++++
Per Share           Net asset value, beginning of year              $ 11.55        $ 10.00        $ 11.65        $ 10.00
Operating                                                           -------        -------        -------        -------
Performance:        Investment income (loss)--net                      (.15)          (.09)          (.04)           .03
                    Realized and unrealized gain on
                    investments--net                                   2.66           1.98           2.68           1.96
                                                                    -------        -------        -------        -------
                    Total from investment operations                   2.51           1.89           2.64           1.99
                                                                    -------        -------        -------        -------
                    Less distributions:
                      Realized gain on investments--net                (.67)          (.20)          (.75)          (.20)
                      In excess of realized gain on
                      investments--net                                   --           (.11)            --           (.11)
                      Return of capital--net                             --           (.03)            --           (.03)
                                                                    -------        -------        -------        -------
                    Total distributions                                (.67)          (.34)          (.75)          (.34)
                                                                    -------        -------        -------        -------
                    Net asset value, end of year                    $ 13.39        $ 11.55        $ 13.54        $ 11.65
                                                                    =======        =======        =======        =======

Total Investment    Based on net asset value per share               21.82%         18.89%+++      22.82%         19.90%+++
Return:*                                                            =======        =======        =======        =======

Ratio to            Expenses, net of reimbursement                    3.15%          3.38%          2.27%          2.45%
Average Net                                                         =======        =======        =======        =======
Assets:             Expenses                                          3.15%          3.46%          2.27%          2.56%
                                                                    =======        =======        =======        =======
                    Investment income (loss)--net                    (1.19%)         (.75%)         (.31%)          .24%
                                                                    =======        =======        =======        =======

Supplemental        Net assets, end of year (in thousands)          $15,022        $ 7,990        $ 4,180        $ 2,471
Data:                                                               =======        =======        =======        =======
                    Portfolio turnover                               80.60%         51.37%         80.60%         51.37%
                                                                    =======        =======        =======        =======
                    Average commission rate paid+++++               $ .0539             --        $ .0539             --
                                                                    =======        =======        =======        =======

                   *Total investment returns exclude the effect of sales loads.
                  ++Based on average shares outstanding during the period.
                ++++The Program commenced operations on February 1, 1995.
                 +++Aggregate total investment return.
               +++++For fiscal years beginning on or after September 1, 1995, the
                    Program is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average
                    Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS (continued)
                                                                              Global Opportunity Portfolio++

                                                                          Class A                       Class B
                    The following per share data and ratios have
                    been derived from information provided in             For the                       For the
                    the financial statements.                            Year Ended                    Year Ended
                                                                         January 31,                   January 31,
                    Increase (Decrease) in Net Asset Value:          1997           1996++++       1997           1996++++
Per Share           Net asset value, beginning of year              $ 10.82        $ 10.00        $ 10.76        $ 10.00
Operating                                                           -------        -------        -------        -------
Performance:        Investment income (loss)--net                       .15            .34           (.04)           .13
                    Realized and unrealized gain on
                    investments--net                                   1.21            .77           1.29            .85
                                                                    -------        -------        -------        -------
                    Total from investment operations                   1.36           1.11           1.25            .98
                                                                    -------        -------        -------        -------
                    Less dividends and distributions:
                      Investment income--net                             --           (.20)            --           (.15)
                      In excess of investment income on
                      investments--net                                 (.13)          (.06)          (.03)          (.04)
                      Realized gain on investments--net                (.12)            --           (.12)            --
                      In excess of realized gain on
                      investments--net                                   --           (.03)            --           (.03)
                                                                    -------        -------        -------        -------
                    Total dividends and distributions                  (.25)          (.29)          (.15)          (.22)
                                                                    -------        -------        -------        -------
                    Net asset value, end of year                    $ 11.93        $ 10.82        $ 11.86        $ 10.76
                                                                    =======        =======        =======        =======

Total Investment    Based on net asset value per share               12.68%         11.15%+++      11.67%          9.89%+++
Return:**                                                           =======        =======        =======        =======

Ratio to            Expenses, net of reimbursement                    2.47%          2.01%          3.76%          3.50%
Average Net                                                         =======        =======        =======        =======
Assets:             Expenses                                          2.90%          2.32%          4.01%          3.61%
                                                                    =======        =======        =======        =======
                    Investment income--net                            1.83%          2.92%          (.39%)         1.20%
                                                                    =======        =======        =======        =======

Supplemental        Net assets, end of year (in thousands)          $   129        $ 3,025        $30,469        $16,117
Data:                                                               =======        =======        =======        =======
                    Portfolio turnover                              125.68%         83.14%        125.68%         83.14%
                                                                    =======        =======        =======        =======
                    Average commission rate paid+++++               $ .0170             --        $ .0170             --
                                                                    =======        =======        =======        =======


                                                                              Global Opportunity Portfolio++

                                                                          Class C                       Class D
                    The following per share data and ratios have
                    been derived from information provided in             For the                       For the
                    the financial statements.                            Year Ended                    Year Ended
                                                                         January 31,                   January 31,
                    Increase (Decrease) in Net Asset Value:          1997           1996++++       1997           1996++++
Per Share           Net asset value, beginning of year              $ 10.75        $ 10.00        $ 10.80        $ 10.00
Operating                                                           -------        -------        -------        -------
Performance:        Investment income (loss)--net                      (.05)           .12            .05            .22
                    Realized and unrealized gain on
                    investments--net                                   1.29            .85           1.29            .85
                                                                    -------        -------        -------        -------
                    Total from investment operations                   1.24            .97           1.34           1.07
                                                                    -------        -------        -------        -------
                    Less dividends and distributions:
                      Investment income--net                             --           (.15)            --           (.18)
                      In excess of investment income on
                      investments--net                                 (.03)          (.04)          (.10)          (.06)
                      Realized gain on investments--net                (.12)            --           (.12)            --
                      In excess of realized gain on
                      investments--net                                   --           (.03)            --           (.03)
                                                                    -------        -------        -------        -------
                    Total dividends and distributions                  (.15)          (.22)          (.22)          (.27)
                                                                    -------        -------        -------        -------
                    Net asset value, end of year                    $ 11.84        $ 10.75        $ 11.92        $ 10.80
                                                                    =======        =======        =======        =======

Total Investment    Based on net asset value per share               11.61%          9.81%+++      12.56%         10.80%+++
Return:**                                                           =======        =======        =======        =======

Ratio to            Expenses, net of reimbursement                    3.81%          3.58%          2.91%          2.67%
Average Net                                                         =======        =======        =======        =======
Assets:             Expenses                                          4.06%          3.65%          3.17%          2.77%
                                                                    =======        =======        =======        =======
                    Investment income--net                            (.46%)         1.07%           .48%          2.00%
                                                                    =======        =======        =======        =======

Supplemental        Net assets, end of year (in thousands)          $10,659        $ 4,770        $ 2,596        $ 1,513
Data:                                                               =======        =======        =======        =======
                    Portfolio turnover                              125.68%         83.14%        125.68%         83.14%
                                                                    =======        =======        =======        =======
                    Average commission rate paid+++++               $ .0170             --        $ .0170             --
                                                                    =======        =======        =======        =======


                    The following per share data and ratios
                    have been derived from information                       Growth Opportunity Portfolio++
                    provided in the financial statements.
                                                                For the Period February 2, 1996++++++ to January 31, 1997
                    Increase (Decrease) in Net Asset Value:       Class A        Class B        Class C        Class D
Per Share           Net asset value, beginning of period         $    10.00     $    10.00     $    10.00     $    10.00
Operating                                                        ----------     ----------     ----------     ----------
Performance:        Investment income (loss)--net                       .03           (.21)          (.22)          (.11)
                    Realized and unrealized gain on
                    investments--net                                   1.76           1.89           1.89           1.89
                                                                 ----------     ----------     ----------     ----------
                    Total from investment operations                   1.79           1.68           1.67           1.78
                                                                 ----------     ----------     ----------     ----------
                    Net asset value, end of period               $    11.79     $    11.68     $    11.67     $    11.78
                                                                 ==========     ==========     ==========     ==========

Total Investment    Based on net asset value per share               17.90%+++      16.80%+++      16.70%+++      17.80%+++
Return:**                                                        ==========     ==========     ==========     ==========

Ratios to Average   Expenses, net of reimbursement                    2.44%*         3.84%*         3.88%*         2.94%*
Net Assets:                                                      ==========     ==========     ==========     ==========
                    Expenses                                          3.08%*         4.00%*         4.05%*         3.13%*
                                                                 ==========     ==========     ==========     ==========
                    Investment income (loss)--net                      .23%*        (1.93%)*       (1.98%)*       (1.00%)*
                                                                 ==========     ==========     ==========     ==========

Supplemental        Net assets, end of period (in thousands)     $       58     $    9,816     $    4,649     $      819
Data:                                                            ==========     ==========     ==========     ==========
                    Portfolio turnover                               51.63%         51.63%         51.63%         51.63%
                                                                 ==========     ==========     ==========     ==========
                    Average commission rate paid+++++            $    .0626     $    .0626     $    .0626     $    .0626
                                                                 ==========     ==========     ==========     ==========


                                                                                  Quality Bond Portfolio

                                                                          Class A                       Class B
                    The following per share data and ratios have
                    been derived from information provided in             For the                       For the
                    the financial statements.                            Year Ended                    Year Ended
                                                                         January 31,                   January 31,
                    Increase (Decrease) in Net Asset Value:          1997           1996++++       1997           1996++++
Per Share           Net asset value, beginning of year              $ 10.27        $ 10.00        $ 10.27        $ 10.00
Operating                                                           -------        -------        -------        -------
Performance:        Investment income--net                              .68            .62            .59            .54
                    Realized and unrealized gain (loss) on
                    investments--net                                   (.44)           .27           (.44)           .27
                                                                    -------        -------        -------        -------
                    Total from investment operations                    .24            .89            .15            .81
                                                                    -------        -------        -------        -------
                    Less dividends and distributions:
                      Investment income--net                           (.68)          (.62)          (.59)          (.54)
                      In excess of realized gain on
                      investments--net                                 (.04)            --           (.04)            --
                                                                    -------        -------        -------        -------
                    Total dividends and distributions                  (.72)          (.62)          (.63)          (.54)
                                                                    -------        -------        -------        -------
                    Net asset value, end of year                    $  9.79        $ 10.27        $  9.79        $ 10.27
                                                                    =======        =======        =======        =======

Total Investment    Based on net asset value per share                2.51%          9.26%+++       1.62%          8.35%+++
Return:**                                                           =======        =======        =======        =======

Ratios to Average   Expenses, net of reimbursement                     .00%           .00%           .78%           .79%
Net Assets:                                                         =======        =======        =======        =======
                    Expenses                                          3.23%          2.60%          4.08%          3.31%
                                                                    =======        =======        =======        =======
                    Investment income--net                            6.85%          6.22%          6.00%          5.52%
                                                                    =======        =======        =======        =======

Supplemental        Net assets, end of year (in thousands)          $ 2,254        $ 2,196        $ 4,824        $ 3,049
Data:                                                               =======        =======        =======        =======
                    Portfolio turnover                               91.10%         86.68%         91.10%         86.68%
                                                                    =======        =======        =======        =======


                                                                                  Quality Bond Portfolio

                                                                          Class C                       Class D
                    The following per share data and ratios have
                    been derived from information provided in             For the                       For the
                    the financial statements.                            Year Ended                    Year Ended
                                                                         January 31,                   January 31,
                    Increase (Decrease) in Net Asset Value:          1997           1996++++       1997           1996++++
Per Share           Net asset value, beginning of year              $ 10.27        $ 10.00        $ 10.27        $ 10.00
Operating                                                           -------        -------        -------        -------
Performance:        Investment income--net                              .58            .53            .65            .60
                    Realized and unrealized gain (loss) on
                    investments--net                                   (.44)           .27           (.44)           .27
                                                                    -------        -------        -------        -------
                    Total from investment operations                    .14            .80            .21            .87
                                                                    -------        -------        -------        -------
                    Less dividends and distributions:
                      Investment income--net                           (.58)          (.53)          (.65)          (.60)
                      In excess of realized gain on
                      investments--net                                 (.04)            --           (.04)            --
                                                                    -------        -------        -------        -------
                    Total dividends and distributions                  (.62)          (.53)          (.69)          (.60)
                                                                    -------        -------        -------        -------
                    Net asset value, end of year                    $  9.79        $ 10.27        $  9.79        $ 10.27
                                                                    =======        =======        =======        =======

Total Investment    Based on net asset value per share                1.55%          8.27%+++       2.25%          8.99%+++
Return:**                                                           =======        =======        =======        =======

Ratios to Average   Expenses, net of reimbursement                     .85%           .87%           .16%           .19%
Net Assets:                                                         =======        =======        =======        =======
                    Expenses                                          4.15%          3.44%          3.47%          2.70%
                                                                    =======        =======        =======        =======
                    Investment income--net                            5.93%          5.46%          6.62%          6.11%
                                                                    =======        =======        =======        =======

Supplemental        Net assets, end of year (in thousands)          $ 1,885        $ 1,123        $   452        $   221
Data:                                                               =======        =======        =======        =======
                    Portfolio turnover                               91.10%         86.68%         91.10%         86.68%
                                                                    =======        =======        =======        =======

                   *Annualized.
                  **Total investment returns exclude the effect of sales loads.
                  ++Based on average shares outstanding during the period.
                ++++The Program commenced operations on February 1, 1995.
              ++++++Commencement of Operations.
                 +++Aggregate total investment return.
               +++++For fiscal years beginning on or after September 1, 1995, the
                    Program is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average
                    Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS (concluded)
                                                                           US Government Securities Portfolio

                                                                          Class A                       Class B
                    The following per share data and ratios have
                    been derived from information provided in             For the                       For the
                    the financial statements.                            Year Ended                    Year Ended
                                                                         January 31,                   January 31,
                    Increase (Decrease) in Net Asset Value:          1997           1996++         1997           1996++
Per Share           Net asset value, beginning of year              $ 10.48        $ 10.00        $ 10.48        $ 10.00
Operating                                                           -------        -------        -------        -------
Performance:        Investment income--net                              .69            .76            .60            .68
                    Realized and unrealized gain (loss) on
                    investments--net                                   (.21)           .74           (.21)           .74
                                                                    -------        -------        -------        -------
                    Total from investment operations                    .48           1.50            .39           1.42
                                                                    -------        -------        -------        -------
                    Less dividends and distributions:
                      Investment income--net                           (.69)          (.76)          (.60)          (.68)
                      Realized gain on investments--net                (.07)          (.26)          (.07)          (.26)
                                                                    -------        -------        -------        -------
                    Total dividends and distributions                  (.76)         (1.02)          (.67)          (.94)
                                                                    -------        -------        -------        -------
                    Net asset value, end of year                    $ 10.20        $ 10.48        $ 10.20        $ 10.48
                                                                    =======        =======        =======        =======

Total Investment    Based on net asset value per share                4.76%         15.47%+++       3.90%         14.53%+++
Return:*                                                            =======        =======        =======        =======

Ratios to Average   Expenses, net of reimbursement                     .00%           .00%           .78%           .81%
Net Assets:                                                         =======        =======        =======        =======
                    Expenses                                          2.92%          2.54%          3.72%          3.35%
                                                                    =======        =======        =======        =======
                    Investment income--net                            6.69%          7.30%          5.85%          6.28%
                                                                    =======        =======        =======        =======

Supplemental        Net assets, end of year (in thousands)          $ 4,486        $ 5,463        $ 4,514        $ 3,043
Data:                                                               =======        =======        =======        =======
                    Portfolio turnover                               27.32%        113.05%         27.32%        113.05%
                                                                    =======        =======        =======        =======


                                                                           US Government Securities Portfolio

                                                                          Class C                       Class D
                    The following per share data and ratios have
                    been derived from information provided in             For the                       For the
                    the financial statements.                            Year Ended                    Year Ended
                                                                         January 31,                   January 31,
                    Increase (Decrease) in Net Asset Value:          1997           1996++         1997           1996++
Per Share           Net asset value, beginning of year              $ 10.47        $ 10.00        $ 10.48       $  10.00
Operating                                                           -------        -------        -------        -------
Performance:        Investment income--net                              .59            .67            .66            .74
                    Realized and unrealized gain (loss) on
                    investments--net                                   (.21)           .73           (.21)           .74
                                                                    -------        -------        -------        -------
                    Total from investment operations                    .38           1.40            .45           1.48
                                                                    -------        -------        -------        -------
                    Less dividends and distributions:
                      Investment income--net                           (.59)          (.67)          (.66)          (.74)
                      Realized gain on investments--net                (.07)          (.26)          (.07)          (.26)
                                                                    -------        -------        -------        -------
                    Total dividends and distributions                  (.66)          (.93)          (.73)         (1.00)
                                                                    -------        -------        -------        -------
                    Net asset value, end of year                    $ 10.19        $ 10.47        $ 10.20        $ 10.48
                                                                    =======        =======        =======        =======

Total Investment    Based on net asset value per share                3.83%         14.36%+++       4.49%         15.13%+++
Return:*                                                            =======        =======        =======        =======

Ratios to Average   Expenses, net of reimbursement                     .85%           .86%           .21%           .22%
Net Assets:                                                         =======        =======        =======        =======
                    Expenses                                          3.78%          3.41%          3.14%          2.77%
                                                                    =======        =======        =======        =======
                    Investment income--net                            5.78%          6.21%          6.42%          6.90%
                                                                    =======        =======        =======        =======

Supplemental        Net assets, end of year (in thousands)          $ 1,757        $ 1,089        $   313        $   182
Data:                                                               =======        =======        =======        =======
                    Portfolio turnover                               27.32%        113.05%         27.32%        113.05%
                                                                    =======        =======        =======        =======

                   *Total investment returns exclude the effect of sales loads.
                  ++The Program commenced operations on February 1, 1995.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.




NOTES TO FINANCIAL STATEMENTS




1. Significant Accounting Policies:
Merrill Lynch Asset Builder Program, Inc. (the "Program") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company consisting of five separate portfolios: Fundamental Value Portfolio, Global Opportunity Portfolio, Growth Opportunity Portfolio, Quality Bond Portfolio and US Government Securities Portfolio (the "Portfolios"), except for Growth Opportunity Portfolio which is classified as a non-diversified portfolio. The Program's Portfolios offer four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Program.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price in the over-the-counter market prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Board of Directors of the Program.

(b) Derivative financial instruments--Each Portfolio may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt or currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Portfolios may purchase or sell futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolios deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Portfolios are authorized to purchase and write call and put options. When the Portfolios write an option, an amount equal to the premium received by the Portfolios is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolios enter into a closing transaction), the Portfolios realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--Fundamental Value, Global Opportunity and Growth Opportunity Portfolios are authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Portfolios' records. However, the effect on operations is recorded from the date the Portfolios enter into such contracts. Premium or discount is amortized over the life of the contracts.

* Foreign currency options and futures--Fundamental Value, Global Opportunity and Growth Opportunity Portfolios may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Portfolios, sold by the Portfolios but not yet delivered, or committed or anticipated to be purchased by the Portfolios.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.


NOTES TO FINANCIAL STATEMENTS (continued)


(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolios have determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends from net investment income of Quality Bond and US Government Securities Portfolios are declared daily and paid monthly. Dividends from net investment income of Fundamental Value, Global Opportunity and Growth Opportunity Portfolios are recorded on the ex-dividend dates. Distributions of capital gains for all Portfolios are recorded on the ex-dividend dates. Distributions in excess of investment income and realized gains are due primarily to differing tax treatments for futures transactions and post-October losses.

(h) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting for foreign currency transactions. Accordingly, current year's permanent book/tax differences of $327,207 in the Global Opportunity Portfolio have been reclassified between undistributed net realized capital gains and accumulated net investment loss. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Program has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Program has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Program's portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Program. For such services, each Portfolio pays a monthly fee based on the average daily value of that Portfolio's net assets at the following annual rates; 0.65% for Fundamental Value and Growth Opportunity Portfolios, 0.50% for Quality Bond and US Government Securities Portfolios and 0.75% for Global Opportunity Portfolio.

For the year ended January 31, 1997, MLAM had voluntarily waived management fees and reimbursed each Portfolio for additional expenses as follows:

                                      Management   Additional
                                         Fee        Expenses

Global Opportunity Portfolio          $87,899             --
Growth Opportunity Portfolio          $17,978             --
Quality Bond Portfolio                $40,461       $227,819
US Government Securities Portfolio    $52,827       $259,312


Pursuant to the distribution plans (the "Distribution Plans") adopted by the Program in accordance with Rule 12b-1 under the Investment Company Act of 1940, each Portfolio pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                      Account Maintenance Fees
                                    Class B    Class C   Class D

Fundamental Value Portfolio           0.25%      0.25%     0.25%
Global Opportunity Portfolio          0.25%      0.25%     0.25%
Growth Opportunity Portfolio          0.25%      0.25%     0.25%
Quality Bond Portfolio                0.25%      0.25%     0.25%
US Government Securities Portfolio    0.25%      0.25%     0.25%

                                               Distribution Fees
                                               Class B   Class C

Fundamental Value Portfolio                      0.75%     0.75%
Global Opportunity Portfolio                     0.75%     0.75%
Growth Opportunity Portfolio                     0.75%     0.75%
Quality Bond Portfolio                           0.50%     0.55%
US Government Securities Portfolio               0.50%     0.55%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Program. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended January 31, 1997, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of each Portfolio's Class A and Class D Shares as follows:

                                        MLFD                 MLPF&S
                                Class A     Class D   Class A     Class D

Fundamental Value Portfolio       $   9      $1,669      $174     $32,996
Global Opportunity Portfolio      $   3      $1,415      $ 95     $27,404
Growth Opportunity Portfolio++       --      $1,004        --     $19,465
Quality Bond Portfolio               --      $  307        --     $ 4,370
US Government Securities
Portfolio                            --      $  120        --     $ 1,709

[FN]
++The Portfolio commenced operations February 2, 1996.


For the year ended January 31, 1997, MLPF&S received contingent deferred sales charges relating to transactions in Class B and Class C Shares as follows:

                                        Class B Shares         Class C Shares

Fundamental Value Portfolio                 $55,593               $5,793
Global Opportunity Portfolio                $51,643               $4,084
Growth Opportunity Portfolio++              $ 9,146               $1,138
Quality Bond Portfolio                      $ 7,529               $1,038
US Government Securities Portfolio          $ 5,590               $  358

[FN]
++The Portfolio commenced operations February 2, 1996.


In addition, MLPF&S received $2,085, $1,813, and $1,578 in commissions on the execution of portfolio security transactions for the Fundamental Value, Global Opportunity and Growth Opportunity
Portfolios, respectively, for the year ended January 31, 1997.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Program's transfer agent.

During the year ended January 31, 1997, Global Opportunity, Quality Bond and US Government Securities Portfolios paid Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, $1,011, $1,504 and $617, respectively, for security price quotations to compute the net asset value of the Portfolios.

Accounting services are provided to each Portfolio by MLAM at cost.

Certain officers and/or directors of the Program are officers and/or directors of MLAM, PSI, MLFD, MLFDS, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended January 31, 1997 were as follows:

                                         Purchases              Sales

Fundamental Value Portfolio             $38,665,447          $31,125,811
Global Opportunity Portfolio            $59,985,463          $38,015,146
Growth Opportunity Portfolio++          $16,328,886          $ 3,925,675
Quality Bond Portfolio                  $ 9,999,706          $ 6,451,130
US Government Securities Portfolio      $ 3,932,154          $ 2,666,033

[FN]
++The Portfolio commenced operations February 2, 1996.


Net realized and unrealized gains (losses) as of January 31, 1997 were as follows:


                                           Realized
                                            Gains         Unrealized
Fundamental Value Portfolio                (Losses)         Gains

Long-term investments                    $6,235,957       $5,207,234
Short-term investments                           (1)              --
                                         ----------       ----------
Total                                    $6,235,956       $5,207,234
                                         ==========       ==========

                                           Realized       Unrealized
                                            Gains           Gains
Global Opportunity Portfolio               (Losses)        (Losses)

Long-term investments                    $1,275,221       $3,971,723
Short-term investments                          (88)              --
Foreign currency transactions                74,238          (11,291)
Forward foreign exchange contracts          103,925          656,544
                                         ----------       ----------
Total                                    $1,453,296       $4,616,976
                                         ==========       ==========



                                           Realized      Unrealized
Growth Opportunity Portfolio++              Gains           Gains

Long-term investments                    $  378,775       $1,543,360
                                         ----------       ----------
Total                                    $  378,775       $1,543,360
                                         ==========       ==========

[FN]
++The Portfolio commenced operations February 2, 1996.



                                           Realized       Unrealized
Quality Bond Portfolio                      Losses          Losses

Long-term investments                    $  (51,285)      $  (94,414)
                                         ----------       ----------
Total                                    $  (51,285)      $  (94,414)
                                         ==========       ==========



                                           Realized       Unrealized
US Government Securities Portfolio          Gains           Gains

Long-term investments                    $      243       $   11,428
                                         ----------       ----------
Total                                    $      243       $   11,428
                                         ==========       ==========

As of January 31, 1997, net unrealized appreciation (depreciation) for Federal income tax purposes was as follows:

                                 Gross             Gross       Net Unrealized
                               Unrealized        Unrealized     Appreciation
                              Appreciation      Depreciation   (Depreciation)
Fundamental Value
Portfolio                       $6,905,391      $ (1,728,060)    $5,177,331
Global Opportunity
Portfolio                       $5,406,207      $ (1,460,003)    $3,946,204
Growth Opportunity
Portfolio++                     $1,774,721      $   (236,291)    $1,538,430
Quality Bond Portfolio          $   24,907      $   (119,321)    $  (94,414)
US Government Securities
Portfolio                       $   86,362      $    (74,934)    $   11,428

[FN]
++The Portfolio commenced operations on February 2, 1996.


The aggregate cost of investments at January 31, 1997 for Federal income tax purposes was $49,200,369 for the Fundamental Value
Portfolio, $38,947,795 for the Global Opportunity Portfolio,
$13,310,742 for the Growth Opportunity Portfolio, $9,487,473 for the Quality Bond Portfolio, and $11,845,782 for the US Government
Securities Portfolio.

4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions for the year ended January 31, 1997 and the period February 1, 1995 to January 31, 1996, respectively, were as follows:


                                        For the      For the Period
                                       Year Ended  Feb. 1, 1995++ to
                                     Jan. 31, 1997   Jan. 31, 1996

Fundamental Value Portfolio           $16,589,653     $29,522,316
Global Opportunity Portfolio          $14,719,748     $24,009,781
Growth Opportunity Portfolio++++      $13,569,697              --
Quality Bond Portfolio                $ 3,143,735     $ 6,395,317
US Government Securities Portfolio    $ 1,556,845     $ 9,474,440

[FN]
  ++Commencement of operations of the Program.
++++The Portfolio commenced operations on February 2, 1996.

Transactions in capital shares for each class were as follows:


Fundamental Value Portfolio

Class A Shares for the Year                                 Dollar
Ended January 31, 1997                      Shares          Amount

Shares sold                                   7,936     $    102,340
Shares issued to shareholders in
reinvestment of distributions                   493            6,544
                                       ------------     ------------
Total issued                                  8,429          108,884
Shares redeemed                              (3,359)         (43,444)
                                       ------------     ------------
Net increase                                  5,070     $     65,440
                                       ============     ============


Fundamental Value Portfolio

Class A Shares for the Period                               Dollar
February 1, 1995++ to January 31, 1996      Shares          Amount

Shares sold                                 211,092     $  2,121,694
Shares issued to shareholders in
reinvestment of distributions                   226            2,614
                                       ------------     ------------
Total issued                                211,318        2,124,308
Shares redeemed                            (201,602)      (2,349,514)
                                       ------------     ------------
Net increase (decrease)                       9,716     $   (225,206)
                                       ============     ============

[FN]
++Prior to February 1, 1995 (commencement of operations), the
  Portfolio issued 625 shares to MLAM for $6,250.


Fundamental Value Portfolio

Class B Shares for the Year                                 Dollar
Ended January 31, 1997                      Shares          Amount

Shares sold                               1,015,710     $ 12,783,442
Shares issued to shareholders in
reinvestment of distributions                73,472          962,487
                                       ------------     ------------
Total issued                              1,089,182       13,745,929
Automatic conversion of shares              (25,869)        (323,827)
Shares redeemed                            (279,781)      (3,545,224)
                                       ------------     ------------
Net increase                                783,532     $  9,876,878
                                       ============     ============

Fundamental Value Portfolio

Class B Shares for the Period                               Dollar
February 1, 1995++ to January 31, 1996      Shares          Amount

Shares sold                               1,898,235     $ 20,687,636
Shares issued to shareholders in
reinvestment of distributions                46,363          530,851
                                       ------------     ------------
Total issued                              1,944,598       21,218,487
Shares redeemed                            (128,079)      (1,426,547)
                                       ------------     ------------
Net increase                              1,816,519     $ 19,791,940
                                       ============     ============

[FN]
++Prior to February 1, 1995 (commencement of operations), the
  Portfolio issued 625 shares to MLAM for $6,250.


Fundamental Value Portfolio

Class C Shares for the Year                                 Dollar
Ended January 31, 1997                      Shares          Amount

Shares sold                                 568,727     $  7,170,424
Shares issued to shareholders in
reinvestment of distributions                31,790          416,450
                                       ------------     ------------
Total issued                                600,517        7,586,874
Shares redeemed                            (170,842)      (2,169,492)
                                       ------------     ------------
Net increase                                429,675     $  5,417,382
                                       ============     ============


Fundamental Value Portfolio

Class C Shares for the Period                               Dollar
February 1, 1995++ to January 31, 1996      Shares          Amount

Shares sold                                 722,871     $  7,998,489
Shares issued to shareholders in
reinvestment of distributions                17,800          203,810
                                       ------------     ------------
Total issued                                740,671        8,202,299
Shares redeemed                             (49,444)        (560,243)
                                       ------------     ------------
Net increase                                691,227     $  7,642,056
                                       ============     ============

[FN]
++Prior to February 1, 1995 (commencement of operations), the
  Portfolio issued 625 shares to MLAM for $6,250.

Fundamental Value Portfolio

Class D Shares for the Year                                 Dollar
Ended January 31, 1997                      Shares          Amount

Shares sold                                  95,960     $  1,214,323
Automatic conversion of shares               25,591          323,827
Shares issued to shareholders in
reinvestment of distributions                10,204          135,000
                                       ------------     ------------
Total issued                                131,755        1,673,150
Shares redeemed                             (35,230)        (443,197)
                                       ------------     ------------
Net increase                                 96,525     $  1,229,953
                                       ============     ============


Fundamental Value Portfolio

Class D Shares for the Period                               Dollar
February 1, 1995++ to July 31, 1995         Shares          Amount

Shares sold                                 217,786     $  2,387,449
Shares issued to shareholders in
reinvestment of distributions                 5,449           62,881
                                       ------------     ------------
Total issued                                223,235        2,450,330
Shares redeemed                             (11,765)        (136,804)
                                       ------------     ------------
Net increase                                211,470     $  2,313,526
                                       ============     ============

[FN]
++Prior to February 1, 1995 (commencement of operations), the
  Portfolio issued 625 shares to MLAM for $6,250.

Global Opportunity Portfolio

Class A Shares for the Year                                 Dollar
Ended January 31, 1997                      Shares          Amount

Shares sold                                   5,866     $     65,458
Shares issued to shareholders in
reinvestment of dividends and
distributions                                   209            2,379
                                       ------------     ------------
Total issued                                  6,075           67,837
Shares redeemed                            (274,907)      (2,981,256)
                                       ------------     ------------
Net decrease                               (268,832)    $ (2,913,419)
                                       ============     ============


Global Opportunity Portfolio

Class A Shares for the Period                               Dollar
February 1, 1995++ to January 31, 1996      Shares          Amount

Shares sold                                 835,209     $  8,372,011
Shares issued to shareholders in
reinvestment of dividends and
distributions                                12,609          133,409
                                       ------------     ------------
Total issued                                847,818        8,505,420
Shares redeemed                            (568,796)      (6,107,760)
                                       ------------     ------------
Net increase                                279,022     $  2,397,660
                                       ============     ============

[FN]
++Prior to February 1, 1995 (commencement of operations), the
  Portfolio issued 625 shares to MLAM for $6,250.


Global Opportunity Portfolio

Class B Shares for the Year                                 Dollar
Ended January 31, 1997                      Shares          Amount

Shares sold                               1,345,701     $ 14,794,340
Shares issued to shareholders in
reinvestment of dividends and
distributions                                30,558          347,756
                                       ------------     ------------
Total issued                              1,376,259       15,142,096
Automatic conversion of shares               (5,557)         (61,320)
Shares redeemed                            (298,549)      (3,316,163)
                                       ------------     ------------
Net increase                              1,072,153     $ 11,764,613
                                       ============     ============

Global Opportunity Portfolio

Class B Shares for the Period                               Dollar
February 1, 1995++ to January 31, 1996      Shares          Amount

Shares sold                               1,579,063     $ 16,389,513
Shares issued to shareholders in
reinvestment of dividends and
distributions                                27,153          286,188
                                       ------------     ------------
Total issued                              1,606,216       16,675,701
Automatic conversion of shares              (12,547)        (136,198)
Shares redeemed                             (96,530)      (1,007,511)
                                       ------------     ------------
Net increase                              1,497,139     $ 15,531,992
                                       ============     ============

[FN]
++Prior to February 1, 1995 (commencement of operations), the
  Portfolio issued 625 shares to MLAM for $6,250.


Global Opportunity Portfolio

Class C Shares for the Year                                 Dollar
Ended January 31, 1997                      Shares          Amount

Shares sold                                 569,220     $  6,253,388
Shares issued to shareholders in
reinvestment of dividends and
distributions                                10,679          121,315
                                       ------------     ------------
Total issued                                579,899        6,374,703
Shares redeemed                            (123,382)      (1,369,969)
                                       ------------     ------------
Net increase                                456,517     $  5,004,734
                                       ============     ============



NOTES TO FINANCIAL STATEMENTS (continued)

Global Opportunity Portfolio


Class C Shares for the Period                               Dollar
February 1, 1995++ to January 31, 1996      Shares          Amount

Shares sold                                 460,425     $  4,809,137
Shares issued to shareholders in
reinvestment of dividends and
distributions                                 7,790           82,108
                                       ------------     ------------
Total issued                                468,215        4,891,245
Shares redeemed                             (25,280)        (268,389)
                                       ------------     ------------
Net increase                                442,935     $  4,622,856
                                       ============     ============

[FN]
++Prior to February 1, 1995 (commencement of operations), the
  Portfolio issued 625 shares to MLAM for $6,250.


Global Opportunity Portfolio

Class D Shares for the Year                                 Dollar
Ended January 31, 1997                      Shares          Amount

Shares sold                                  93,756     $  1,043,467
Automatic conversion of shares                5,516           61,320
Shares issued to shareholders in
reinvestment of dividends and
distributions                                 3,910           44,693
                                       ------------     ------------
Total issued                                103,182        1,149,480
Shares redeemed                             (25,507)        (285,660)
                                       ------------     ------------
Net increase                                 77,675     $    863,820
                                       ============     ============


Global Opportunity Portfolio

Class D Shares for the Period                               Dollar
February 1, 1995++ to January 31, 1996      Shares          Amount

Shares sold                                 129,359     $  1,346,418
Automatic conversion of shares               12,498          136,198
Shares issued to shareholders in
reinvestment of dividends and
distributions.                                3,015           31,872
                                       ------------     ------------
Total issued                                144,872        1,514,488
Shares redeemed                              (5,436)         (57,215)
                                       ------------     ------------
Net increase                                139,436     $  1,457,273
                                       ============     ============

[FN]
++Prior to February 1, 1995 (commencement of operations), the
  Portfolio issued 625 shares to MLAM for $6,250.


Growth Opportunity Portfolio

Class A Shares for the Period                               Dollar
February 2, 1996++ to January 31, 1997      Shares          Amount

Shares sold                                 205,569     $  2,057,557
Shares redeemed                            (200,796)      (2,041,351)
                                       ------------     ------------
Net increase                                  4,773     $     16,206
                                       ============     ============

[FN]
++Prior to February 2, 1996 (commencement of operations), the
  Portfolio issued 100 shares to MLAM for $1,000.


Growth Opportunity Portfolio

Class B Shares for the Period                               Dollar
February 2, 1996++ to January 31, 1997      Shares          Amount

Shares sold                                 886,181     $  9,203,628
Automatic conversion of shares                 (947)         (10,034)
Shares redeemed                             (44,611)        (477,407)
                                       ------------     ------------
Net increase                                840,623     $  8,716,187
                                       ============     ============

[FN]
++Prior to February 2, 1996 (commencement of operations), the
  Portfolio issued 100 shares to MLAM for $1,000.


Growth Opportunity Portfolio

Class C Shares for the Period                               Dollar
February 2, 1996++ to January 31, 1997      Shares          Amount

Shares sold                                 429,086     $  4,441,657
Shares redeemed                             (30,877)        (324,727)
                                       ------------     ------------
Net increase                                398,209     $  4,116,930
                                       ============     ============

[FN]
++Prior to February 2, 1996 (commencement of operations), the
  Portfolio issued 100 shares to MLAM for $1,000.

Growth Opportunity Portfolio

Class D Shares for the Period                               Dollar
February 2, 1996++ to January 31, 1997      Shares          Amount

Shares sold                                  78,115     $    811,625
Automatic conversion of shares                  944           10,034
                                       ------------     ------------
Total issued                                 79,059          821,659
Shares redeemed                              (9,637)        (101,285)
                                       ------------     ------------
Net increase                                 69,422     $    720,374
                                       ============     ============

[FN]
++Prior to February 2, 1996 (commencement of operations), the
  Portfolio issued 100 shares to MLAM for $1,000.


Quality Bond Portfolio

Class A Shares for the Year                                 Dollar
Ended January 31, 1997                      Shares          Amount

Shares sold                                   1,729     $      5,246
Shares issued to shareholders in
reinvestment of dividends and
distributions                                14,993          159,085
                                       ------------     ------------
Total issued                                 16,722          164,331
Shares redeemed.                               (298)          (2,925)
                                       ------------     ------------
Net increase                                 16,424     $    161,406
                                       ============     ============


Quality Bond Portfolio

Class A Shares for the Period                               Dollar
February 1, 1995++ to January 31, 1996      Shares          Amount

Shares sold                                 200,766     $  2,007,639
Shares issued to shareholders in
reinvestment of dividends                    12,321          123,667
                                       ------------     ------------
Total issued                                213,087        2,131,306
Shares redeemed.                                (14)            (145)
                                       ------------     ------------
Net increase                                213,073     $  2,131,161
                                       ============     ============

[FN]
++Prior to February 1, 1995 (commencement of operations), the
  Portfolio issued 625 shares to MLAM for $6,250.

Quality Bond Portfolio

Class B Shares for the Year                                 Dollar
Ended January 31, 1997                      Shares          Amount

Shares sold                                 234,175     $  2,302,903
Shares issued to shareholders in
reinvestment of dividends and
distributions                                23,284          228,615
                                       ------------     ------------
Total issued.                               257,459        2,531,518
Shares redeemed                             (61,643)        (608,507)
                                       ------------     ------------
Net increase                                195,816     $  1,923,011
                                       ============     ============


Quality Bond Portfolio

Class B Shares for the Period                               Dollar
February 1, 1995++ to January 31, 1996      Shares          Amount

Shares sold                                 310,972     $  3,112,230
Shares issued to shareholders in
reinvestment of dividends                     8,720           87,735
                                       ------------     ------------
Total issued.                               319,692        3,199,965
Shares redeemed                             (23,377)        (234,918)
                                       ------------     ------------
Net increase                                296,315     $  2,965,047
                                       ============     ============

[FN]
++Prior to February 1, 1995 (commencement of operations), the
  Portfolio issued 625 shares to MLAM for $6,250.


Quality Bond Portfolio

Class C Shares for the Year                                 Dollar
Ended January 31, 1997                      Shares          Amount

Shares sold                                 124,149     $  1,218,787
Shares issued to shareholders in
reinvestment of dividends and
distributions                                 9,844           96,601
                                       ------------     ------------
Total issued                                133,993        1,315,388
Shares redeemed                             (50,842)        (498,626)
                                       ------------     ------------
Net increase                                 83,151     $    816,762
                                       ============     ============

Quality Bond Portfolio

Class C Shares for the Period                               Dollar
February 1, 1995++ to January 31, 1996      Shares          Amount

Shares sold                                 119,801     $  1,200,962
Shares issued to shareholders in
reinvestment of dividends                     2,715           27,344
                                       ------------     ------------
Total issued                                122,516        1,228,306
Shares redeemed                             (13,729)        (138,226)
                                       ------------     ------------
Net increase                                108,787     $  1,090,080
                                       ============     ============

[FN]
++Prior to February 1, 1995 (commencement of operations), the
  Portfolio issued 625 shares to MLAM for $6,250.


Quality Bond Portfolio

Class D Shares for the
Year Ended                                                  Dollar
January 31, 1997                            Shares          Amount

Shares sold.                                 29,757     $    292,294
Shares issued to shareholders in
reinvestment of dividends and
distributions                                 2,068           20,304
                                       ------------     ------------
Total issued                                 31,825          312,598
Shares redeemed                              (7,148)         (70,042)
                                       ------------     ------------
Net increase                                 24,677     $    242,556
                                       ============     ============


Quality Bond Portfolio

Class D Shares for the
Period February 1, 1995++ to                                Dollar
January 31, 1996                            Shares          Amount

Shares sold.                                 22,296     $    223,184
Shares issued to shareholders in
reinvestment of dividends                       764            7,677
                                       ------------     ------------
Total issued                                 23,060          230,861
Shares redeemed                              (2,180)         (21,832)
                                       ------------     ------------
Net increase                                 20,880     $    209,029
                                       ============     ============

[FN]
++Prior to February 1, 1995 (commencement of operations), the
  Portfolio issued 625 shares to MLAM for $6,250.

US Government Securities Portfolio

Class A Shares for the
Year Ended                                                  Dollar
January 31, 1997                            Shares          Amount

Shares sold                                   3,546     $     36,344
Shares issued to shareholders in
reinvestment of dividends and
distributions                                32,786          334,190
                                       ------------     ------------
Total issued                                 36,332          370,534
Shares redeemed                            (117,931)      (1,201,716)
                                       ------------     ------------
Net decrease                                (81,599)    $   (831,182)
                                       ============     ============


US Government Securities Portfolio

Class A Shares for the
Period February 1, 1995++ to                                Dollar
January 31, 1996                            Shares          Amount

Shares sold                                 512,777     $  5,133,291
Shares issued to shareholders in
reinvestment of dividends and
distributions                                46,368          481,964
                                       ------------     ------------
Total issued                                559,145        5,615,255
Shares redeemed                             (38,281)        (400,291)
                                       ------------     ------------
Net increase                                520,864     $  5,214,964
                                       ============     ============

[FN]
++Prior to February 1, 1995 (commencement of operations), the
  Portfolio issued 625 shares to MLAM for $6,250.

NOTES TO FINANCIAL STATEMENTS (concluded)



US Government Securities Portfolio

Class B Shares for the Year                                 Dollar
Ended January 31, 1997                      Shares          Amount

Shares sold                                 186,113     $  1,900,921
Shares issued to shareholders in
reinvestment of dividends and
distributions                                18,945          193,085
                                       ------------     ------------
Total issued                                205,058        2,094,006
Automatic conversion of shares               (3,692)         (37,683)
Shares redeemed                             (49,105)        (500,968)
                                       ------------     ------------
Net increase                                152,261     $  1,555,355
                                       ============     ============


US Government Securities Portfolio

Class B Shares for the Period                               Dollar
February 1, 1995++ to January 31, 1996      Shares          Amount

Shares sold                                 316,580     $  3,300,722
Shares issued to shareholders in
reinvestment of dividends and
distributions                                 8,754           79,114
                                       ------------     ------------
Total issued                                325,334        3,379,836
Shares redeemed                             (35,474)        (369,739)
                                       ------------     ------------
Net increase                                289,860     $  3,010,097
                                       ============     ============

[FN]
++Prior to February 1, 1995 (commencement of operations), the
  Portfolio issued 625 shares to MLAM for $6,250.


US Government Securities Portfolio

Class C Shares for the Year                                 Dollar
Ended January 31, 1997                      Shares          Amount

Shares sold                                  92,431     $    942,477
Shares issued to shareholders in
reinvestment of dividends and
distributions                                 8,932           91,008
                                       ------------     ------------
Total issued                                101,363        1,033,485
Shares redeemed                             (33,002)        (336,458)
                                       ------------     ------------
Net increase                                 68,361     $    697,027
                                       ============     ============

US Government Securities Portfolio

Class C Shares for the Period                               Dollar
February 1, 1995++ to January 31, 1996      Shares          Amount

Shares sold                                 106,091     $  1,106,574
Shares issued to shareholders in
reinvestment of dividends and
distributions                                 2,930           26,407
                                       ------------     ------------
Total issued                                109,021        1,132,981
Shares redeemed                              (5,619)         (57,961)
                                       ------------     ------------
Net increase                                103,402     $  1,075,020
                                       ============     ============

[FN]
++Prior to February 1, 1995 (commencement of operations), the
  Portfolio issued 625 shares to MLAM for $6,250.


US Government Securities Portfolio

Class D Shares for the Year                                 Dollar
Ended January 31, 1997                      Shares          Amount

Shares sold.                                 14,460     $    147,648
Automatic conversion of shares                3,691           37,683
Shares issued to shareholders in
reinvestment of dividends and
distributions                                 1,438           14,664
                                       ------------     ------------
Total issued.                                19,589          199,995
Shares redeemed                              (6,300)         (64,350)
                                       ------------     ------------
Net increase                                 13,289     $    135,645
                                       ============     ============


US Government Securities Portfolio

Class D Shares for the Period                               Dollar
February 1, 1995++ to January 31, 1996      Shares          Amount

Shares sold.                                 23,396     $    243,530
Shares issued to shareholders in
reinvestment of dividends and
distributions                                   517            4,969
                                       ------------     ------------
Total issued.                                23,913          248,499
Shares redeemed                              (7,179)         (74,140)
                                       ------------     ------------
Net increase                                 16,734     $    174,359
                                       ============     ============

[FN]
++Prior to February 1, 1995 (commencement of operations), the
  Portfolio issued 625 shares to MLAM for $6,250.


5. Commitments:
At January 31, 1997, the Global Opportunity Portfolio had entered into foreign exchange contracts, in addition to the contracts listed in the Schedule of Investments, under which it had agreed to sell a foreign currency with an approximate value of $34,000.

6. Loaned Securities:
At January 31, 1997, the Quality Bond Portfolio held US Treasury
Notes having aggregate value of approximately $206,000, as collateral for portfolio securities loaned having market value of approximately $194,000.

7. Capital Loss Carryforward:
At January 31, 1997, the Quality Bond Portfolio had a net capital loss carryforward of approximately $48,000, all of which expires in 2005. This amount will be available to offset like amounts of any future taxable gains.




<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders,
Merrill Lynch Asset Builder Program, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Fundamental Value, Global Opportunity, Growth Opportunity, Quality Bond and US Government Securities Portfolios of the Merrill Lynch Asset Builder Program, Inc. as of January 31, 1997, the related statements of operations for the year then ended and changes in net assets for the two year period then ended and the financial highlights for the two year period then ended. These financial statements and the financial highlights are the responsibility of the Program's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at January 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fundamental Value, Global Opportunity, Growth Opportunity, Quality Bond and US Government Securities Portfolios of the Merrill Lynch Asset Builder Program, Inc. as of January 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.



Deloitte & Touche LLP
Princeton, New Jersey
March 14, 1997
</AUDIT-REPORT>